                                                                    Exhibit 10.8

                  ASSIGNMENT, ASSUMPTION AND LICENSE AGREEMENT

     ASSIGNMENT, ASSUMPTION AND LICENSE AGREEMENT dated as of October 7, 1999 (the "Agreement") by and between IMARX, LLC, an Arizona limited liability company ("Purchaser") and IMARX PHARMACEUTICAL CORP., an Arizona corporation ("Seller"). Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Technology Agreements (as defined below).

                                    RECITALS

     A. Seller is engaged in the research and development of pharmaceutical products. Among other assets, Seller owns certain patents and patent applications in the field of ultrasound diagnostic imaging. Seller has previously assigned and/or licensed certain of its patents and patent applications to DuPont Pharmaceuticals Company ("DuPont") pursuant to the Assignment and License Agreement dated October 23, 1995 and the License and Marketing Agreement dated October 23, 1995, and amendments thereto (hereinafter collectively referred to as the "Technology Agreements").

     B. DuPont has made an offer to acquire the stock of Seller, provided that Seller divests itself of certain assets and liabilities. The parties anticipate that Seller will be merged into a subsidiary of DuPont (the "Merger") pursuant to an Agreement and Plan of Merger (the "Acquisition Agreement").

     C. Purchaser will assume all liabilities of Seller other than those liabilities specifically retained by Seller and accepted by DuPont in the Acquisition Agreement (the "Assumed Liabilities"). Purchaser wishes to acquire certain assets of Seller (including the "Physical Assets and Receivables" and the "Category III Assets") identified on Exhibit A. Seller wishes to license the Category III Assets back from Purchaser for use within the field of contrast enhancement of diagnostic ultrasound imaging, but specifically excluding targeted and tissue specific diagnostic ultrasound products. This field of use is referred to herein as "CEDUI."

     D. Purchaser wishes to license from Seller certain assets to be acquired by DuPont in connection with the Acquisition Agreement (the "Category II Assets") identified on Exhibit B for use outside of CEDUI.

     E. Seller wishes to secure from Purchaser a right of first negotiation with respect to new products developed by Purchaser in the fields of thrombus imaging and sonothrombolysis.

     F. The parties wish to agree on certain procedures and responsibilities for addressing certain claims of infringement that may arise from Seller's practice of its technology.

     G. The execution and delivery of this Agreement by Purchaser is a condition to the obligations of Seller to consummate the transactions contemplated by the Acquisition Agreement.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing premises and of the agreements and covenants set forth in the Acquisition Agreement, Purchaser and Seller agree as follows:

1.   Assignment of Assets.

     a. Seller hereby grants, conveys, sells, transfers and assigns to Purchaser, free and clear of all debts, obligations, liens and encumbrances (other than the Assumed Liabilities, as that term is defined below) all of the assets described on Exhibit A hereto; provided, however, that the Category III Assets shall not include any Assets to be acquired by DuPont in the Merger.

     b. Seller hereby assigns to Purchaser its rights under the Assigned Patents, as that term is defined in the Technology Agreements, which rights are fully set forth and described in Section 3 of the Assignment and License Agreement dated October 23, 1995. Purchaser's license rights granted therein will survive any termination, cancellation, or modification of the Assignment and License Agreement by Seller.

2. Assignment of Name. Effective as of the date of Closing pursuant to the Acquisition Agreement, Seller hereby assigns the name "ImaRx Pharmaceuticals" along with any variations thereof to Purchaser along with the goodwill associated with the Category III Assets. Seller will execute any additional documents necessary to transfer the name to Purchaser.

3. Assumption of Liabilities. Seller hereby assigns to Purchaser, and Purchaser hereby assumes and agrees to pay, perform and discharge, and to indemnify Seller against and hold it harmless from all of the liabilities and obligations of Seller accrued or arising before the Closing (as that term is described in the Acquisition Agreement), including without limitation those Liabilities set forth on Exhibit D hereto (the "Assumed Liabilities"); provided, however, that the Assumed Liabilities shall not include any liabilities or obligations to be assumed by DuPont in the Merger as provided in the Acquisition Agreement.

4. License by Seller. Seller hereby grants to Purchaser an exclusive, transferable license to the Category II Assets, with right to sublicense, to make, have made, import, use, and sell product derived from the Category II Assets, worldwide, for every field of use outside of CEDUI. Seller also grants to Purchaser the right to file and prosecute divisional applications for patent claims relating solely to fields of use outside of CEDUI arising from patent applications included within Category II Assets, provided that Purchaser will be solely responsible for all costs and expenses incurred in connection with such filing and prosecution and further provided that Purchaser will have no right to practice, transfer, license, or otherwise exploit any patents issuing from such applications within CEDUI. Seller expressly retains all rights to the Category II Assets within CEDUI, including, without limitation, all rights relating to the product Definity(R), all related products (including, without limitation, MRX-421A1 and MRX-132), all back-up products, next-generation products, and improvements thereto.

5. License by Purchaser. Upon assignment of the Category III Assets, Purchaser grants to Seller an exclusive, transferable license to the Category III Assets, with right to sublicense, to make, have made, import, use, and sell products derived from the Category III Assets, worldwide, within CEDUI. Purchaser expressly retains all rights to the Category III Assets outside CEDUI.

6. Seller's Right of First Negotiation to Purchaser's Products. If Purchaser develops products or technology in the area of thrombus imaging or sonothrombolysis, (collectively, "New Product"), Purchaser will offer to Seller an exclusive license to the New Product for development and commercialization before offering the New Product to any third party for license. In connection therewith, Purchaser will provide Seller with all relevant information requested by Seller and reasonably available to Purchaser concerning the New Product. Seller will then have ninety (90) days within which to make an offer for the New Product. If Seller makes such an offer, the parties will negotiate promptly and in good faith to arrive at an agreement. If the parties fail to reach such an agreement within a reasonable period, Purchaser may assign, license, or otherwise transfer rights in the New Product to a third party, but only on terms that are, on balance, not less favorable to Purchaser than the last written offer of Seller, as reasonably determined by Purchaser, or may pursue commercial development of the New Product on its own, at Purchaser's election.

7.   Representations and Warranties.

     a.   By Seller. Seller represents and warrants as follows:

          (i) Seller is the sole owner of the Category II Assets and Category III Assets and, subject to any limited rights that the U.S. government might have, has the legal authority to assign the Category III Assets and to license the Category II Assets to Purchaser and otherwise to enter into and perform all of its obligations set forth herein;

          (ii) all corporate and other formalities necessary to authorize execution, delivery and performance of this Agreement (and all other documents executed and delivered in connection herewith) on behalf of Seller have been taken; and

     Seller makes no other warranties, express or implied, except as expressly set forth in this Agreement. In particular, and without limitation, Seller makes no implied or express warranties of noninfringement or validity or any other representation or warranty whatsoever regarding Patents or Product.

     b.   By Purchaser. Purchaser represents and warrants as follows:

          (i) Purchaser has the legal authority to accept the assignment of Category III Assets and the license to Category II Assets granted hereunder and otherwise to perform all of its obligations set forth herein;

          (ii) all LLC and other formalities necessary to authorize execution, delivery and performance of this Agreement (and all other documents executed and delivered in connection herewith) on behalf of Purchaser have been taken.

Purchaser makes no other warranties, express or implied, except as expressly set forth in this Agreement. In particular, and without limitation, Purchaser makes no implied or express warranties of noninfringement or validity or any other representation or warranty whatsoever regarding Patents or Product.

8.   Intellectual Property Protection.

     a. Claim of Infringement. If Purchaser discovers that a third party claims that practice of the Category II Assets infringes a patent or other intellectual property right of such third party, then Purchaser will promptly so notify Seller and Seller shall have sole authority to defend against or settle any such claim of infringement, provided that no settlement will impair Purchaser's license granted by Section 4 above. If Seller discovers that a third party claims that practice of the Category III Assets infringes a patent or other intellectual property right of such third party, then Seller will promptly so notify Purchaser and Purchaser shall have sole authority to defend against or settle any such claim of infringement, provided that no settlement will impair Seller's license granted by Section 5 above.

     b. Infringement of Patents. If either party becomes aware that a third party is or may be infringing the Patents, it shall promptly so notify the other party. If the infringement related to Category II Assets, Seller shall have authority to pursue a claim for infringement. If Seller fails to resolve such infringement or institute an infringement action against the third party within one hundred twenty (120) days after Seller becomes aware of the infringement, Seller will assign its rights to pursue the infringement to Purchaser. If there is infringement related to Category III Assets, Purchaser shall have authority to pursue a claim for infringement. If Purchaser fails to resolve such infringement or institute an infringement action against the third party within one hundred twenty (120) days after Purchaser becomes aware of the infringement, then Purchaser shall assign its rights to pursue the infringement to Seller.

9. Claim of Infringement of Sonus Patents. Notwithstanding anything to the contrary contained in Section 8 above, the provisions of this Section 9 will apply to and govern any claim asserted (whether by litigation or otherwise) by Sonus Pharmaceuticals, Inc. and/or its licensees or assignees (collectively, "Sonus") within five years of the date of this Agreement that Seller's manufacture or sale of the product known as Definity(R) infringes a patent or other intellectual property right of Sonus (a "Sonus infringement claim"). If Seller receives a Sonus infringement claim, it will promptly so notify Purchaser, and the parties will proceed as follows:

     a. Seller will keep Purchaser informed of developments relevant to the Sonus claim and will consider Purchaser's recommendations for proceeding, although Seller will have the final authority;

     b. Seller will use all commercially reasonable efforts to defeat or resolve a Sonus claim, including but not limited to cross licensing its diagnostic technology to Sonus;

     c. Purchaser will use all commercially reasonable efforts in cooperation with Seller and in support of Seller's efforts, including the commitment of all reasonable amounts of Dr. Evan Unger's time, subject to reimbursement by Seller of Purchaser's out of pocket costs (which will not include the value of Dr. Unger's time);

     d. At Seller's election, if these commercially reasonable efforts fail to resolve the Sonus claim and Seller believes it is at substantial risk of losing the ability to manufacture or sell Definity(R) in a commercially significant geographic market, Purchaser will grant to Seller a transferable covenant not to sue Sonus for infringement of Purchaser's Category III assets to the extent necessary to allow Sonus to manufacture and sell its therapeutic products, provided that Seller receives a reciprocal covenant from Sonus, which Seller will then transfer to Purchaser;

     e. The covenant referenced in Paragraph 9.d above will be drawn as narrowly as possible to allow Sonus to manufacture and sell Sonus's therapeutic products, and will not be construed as a license to allow Sonus to manufacture or sell products developed by Purchaser or to grant Sonus and rights in any safety or efficacy data developed by Purchaser relating to those products; and

     f. If Seller directs Purchaser to provide a covenant pursuant to Paragraph 9.d, Seller will pay Purchaser the sum of $1.5 million in partial compensation for Purchaser's delivery of the covenant.

10.  Indemnification.

     a. Seller shall indemnify, defend, and hold Purchaser harmless from any and all claims, demands, lawsuits, and associated costs and expenses, including reasonable attorneys' fees and cost of settlement, arising out of Seller's manufacture, promotion, marketing, and sale of products derived from or based on Category III Assets; provided, however, that Seller shall not be obligated to indemnify, defend, and hold Purchaser harmless where the claim, demand, lawsuit, and associated costs and expenses, including reasonable attorneys' fees and cost of settlement arises out of the breach of this Agreement by Purchaser and further provided that Purchaser promptly notifies Seller upon becoming aware of any such claims. Seller shall have the right to conduct the defense of any such claim but if Seller fails after reasonable notice from Purchaser to conduct such defense, Purchaser shall have the right to do so and Seller will reimburse

          Purchaser for all reasonable costs and expenses of defending the action, including attorneys' fees and costs of settlement.

     b. Purchaser shall indemnify, defend, and hold Seller harmless from any and all claims, demands, lawsuits, and associated costs and expenses, including reasonable attorneys' fees and cost of settlement, arising out of Purchaser's manufacture, promotion, marketing, and sale of products derived from or based on Category II Assets; provided however, that Purchaser shall not be obligated to indemnify, defend, and hold Seller harmless where the claim, demand, lawsuit, and associated costs and expenses, including reasonable attorneys' fees and cost of settlement arises out of the breach of this Agreement by Seller and further provided that Seller promptly notifies Purchaser upon becoming aware of any such claims. Purchaser shall have the right to conduct the defense of any such claim but if Purchaser fails after reasonable notice from Seller to conduct such defense, Seller shall have the right to do so and Purchaser will reimburse Seller for all reasonable costs and expenses of defending the action, including attorneys' fees and costs of settlement.

11. Rights to Improvements in Product or Manufacturing. All assignments and licenses hereunder include such rights to improvements as Seller has received or is entitled to receive from DuPont pursuant to Section 5 of the Assignment and License Agreement dated October 23, 1995, through the date of the Closing of the Acquisition Agreement, to the extent that such improvements apply outside the field of CEDUI.

12.  Maintenance and Prosecution of Patents

     a. Seller may elect not to prosecute or maintain a patent within the Category II Assets if it reasonably concludes that such patent has no significant value to Seller within the field of CEDUI. In that event, it will so notify Purchaser. Purchaser will, within ninety (90) days of receipt of such notice, notify Seller whether it wishes to acquire the patent from Seller. During this ninety (90) day period, Seller will take any action necessary to continue to prosecute or maintain the patent. Purchaser will reimburse Seller for its out-of-pocket costs incurred in such actions. Upon notice by Purchaser that it wishes to acquire the patent from Seller, Seller will assign the patent to Purchaser, transfer any files or other documents relating to the patent to Purchaser, and Purchaser will thereafter be solely responsible for prosecution or maintenance of the Patent, including all costs associated therewith. Seller agrees to execute any additional documents necessary to perfect Purchaser's rights to the patent. Purchaser agrees that, upon transfer of the patent to Purchaser, it will not assert any claim related to such paten against Seller. If no notice is received by Seller within the ninety (90) period, Seller will abandon the patent.

     b. Purchaser may elect not to prosecute or maintain a patent within the Category III Assets if it reasonably concludes that such patent has no significant value to Purchaser outside the field of CEDUI. In that event, it will so notify Seller. Seller will, within ninety (90) days of receipt of such notice, notify Purchaser whether wishes to acquire the patent from Purchaser. During this ninety (90) day period, Purchaser will take any action necessary to continue to prosecute or maintain the patent. Seller will reimburse Purchaser for its out-of-pocket costs incurred in such actions. Upon notice by Seller that it wishes to acquire the patent from Purchaser, Purchaser will assign the patent to Seller, transfer any files or other documents relating to the patent to Seller, and Seller will thereafter be solely responsible for prosecution or maintenance of the Patent, including all costs associate therewith. Purchaser agrees to execute any additional documents necessary to perfect Seller's rights to the patent. Seller agrees that, upon transfer of the patent to Seller, it will not assert any claim related to such patent against Purchaser. If no notice is received by Purchaser within the ninety
          (90) period, Purchaser will abandon the patent.

     H. Further Assurances. At any time, the parties shall execute such additional instruments, provide such additional information and take such additional action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

     I. Arizona Law. The laws of the State of Arizona, without regard to its conflict of laws principles, shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties of the Managers and Members. Pima County, Arizona shall be the exclusive proper venue for any action brought under this Agreement.

     J. Counterparts. This Agreement may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

     K. Construction. Nothing expressed or implied in this Agreement is intended to confer upon any person, other than Purchaser and Seller and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

IMARX PHARMACEUTICAL CORP.,             IMARX LLC,
an Arizona corporation                  an Arizona limited liability company


By: /s/ Evan Unger                      By: /s/ Evan Unger
    ---------------------------------       ------------------------------------
    Dr. Evan Unger                          Dr. Evan Unger
Its: President                          Its: Manager

                                    EXHIBIT A
             PHYSICAL ASSETS AND RECEIVABLES AND CATEGORY III ASSETS

                         PHYSICAL ASSETS AND RECEIVABLES

1.   Cash in the amount of $104,012.

2. All of the right, title and interest of ImaRx in that tangible personal property set forth on Schedule 1, attached hereto and incorporated by reference herein.

3.   All of the inventories of ImaRx.

4. All accounts receivable of ImaRx as of the effective date of the Merger, including trade accounts receivable.

5. All amounts receivable from the National Institutes of Health pursuant to a grant awarded to ImaRx dated July 29, 1999.

6. All amounts receivable from employees of ImaRx as of the effective date of the Merger.

7. All rights and privileges in and amounts receivable by ImaRx under that certain agreement with BRAACO International and BRAACO Diagnostic Inc. dated December 4, 1998.

                               CATEGORY III ASSETS

1.   UNGR 0350

     United States - Pending - 08/942,862 (UNGR 1227)

2.   UNGR 0480

     United States - Pending - 08/741,598 (UNGR 0991), 09/052,075 (UNGR 1283)

3.   UNGR 0570

     United States - Pending - 08/947,305 (UNGR 1223)

4.   UNGR 1172 family

     United States - Pending - USSN 08/929,847 - first Office Action

     Europe - Pending - UNGR 1501 (States: AT, BE, DK, FR, DE, GB, GR, IE, IT, LU, NE, ES, SE, CH)

5.   UNGR 1269 family

     United States - Pending - USSN 08/982,829 - first Office Action

                                    EXHIBIT B
                               CATEGORY II ASSETS

1.   UNGR 0019 family

     United States - Issued - 5,088,499 (UNGR-0019), 5,230,882 (UNGR-0095),
     5,352,435 (UNGR-0279), 5,456,901 (UNGR-0574)

     United States - Allowed - 08/665,719 (UNGR-0728), 08/888,426 (UNGR-1190)

     Europe - UNGR 0029, 0628 (States: AT, BE, DK, FR, DE, GB, GR, IT, LU, NE, ES, SE, CH/LU)

     Japan - UNGR 0043

2.   UNGR 0046

     United States - Issued - 5,205,290 (UNGR-0046), 5,281,408 (UNGR-0295),
     5,456,900 (UNGR-0346), 5,547,656 (UNGR-0664), 5,527,521 (UNGR-0665)

     United States - Pending - 08/878,233 (UNGR-1174)

     United States - Abandoned - UNGR 0875

     Europe - UNGR 0099 (States: AT, BE, DK, FR, DE, GB, GR, IT, LU, MO, NE, ES, SE, CH/LU)

     Japan - UNGR 0114

3.   UNGR 0048

     United States - Issued - 5,305,757 (UNGR-0299), 5,348,016 (UNGR-0319)

     United States - Pending - 09/000,522

4.   UNGR 0298

     United States - Issued - 5,469,854 (UNGR-0298), 5,715,824 (UNGR-0686)

     United States - Allowed - 08/758,179 (UNGR-0988)

     Europe - UNGR 0448 (States: AT, BE, DK, FR, DE, GB, GR, IT, LU, NE, ES, SE, CH/LU)

     Japan - UNGR 0466

5.   UNGR 0348

     United States - Issued - 5,542,935 (UNGR-0348)

     United States - Pending - 08/485,998 (UNGR-0692)

     Europe - UNGR 0487 (States: AT, BE, DK, FR, DE, GB, GR, IT, LU, NE, ES, SE,
     CH)

     Japan - UNGR 0504

6.   UNGR 0350

     United States - Issued - 5,585,112 (UNGR-0350), 5,853,752 (UNGR-0685)

     Europe - UNGR 0509 (States: AT, BE, DK, FR, DE, GB, GR, IE, IT, LU, NE, ES, SE, CH)

     Japan - UNGR 0526

7.   UNGR 0480

     United States - Issued - 5,5773,024 (UNGR-0480)

     Europe - UNGR 0697 (States: AT, BE, DK, FR, DE, GB, GR, IE, IT, LU, NE, ES, SE, CH)

     Japan - UNGR 0714

8.   UNGR 0570

     United States - Issued - 5,705,187 (UNGR-0570)

     Europe - UNGR 0889 (States: AT, BE, DK, FI, FR, DE, GB, GR, IE, IT, LU, MO, NE, PT, ES, SE, CH)

     Japan - UNGR 0906

9.   UNGR 0571

     United States - Issued - 5,656,211 (UNGR-0571)

     United States - Pending - 08/833,489 (UNGR-1035)

     Europe - UNGR 0815 (States: AT, BE, DK, FI, FR, DE, GB, GR, IE, IT, LU, MO, NE, PT, ES, SE, CH)

     Japan - UNGR 0832

10.  UNGR 0725

     United States - Allowed - 08/666,129 (UNGR-0725)

     Europe - UNGR 1009 (States: FR, GB, DE, NE)

     Japan - UNGR 1027

11.  UNGR 0733

     United States - Issued - 5,776,429 (UNGR-0733)

     United States - Pending - 09/026,326 (UNGR 1286)

     Europe - UNGR 1046 (States: AT, BE, DK, FI, FR, DE, GB, GR, IE, IT, LU, MO, NE, PT, ES, SE, CH)

     Japan - UNGR 1064

12.  UNGR 1550 family

     United States - Pending - USSN 09/243,640 - awaiting first Office Action; not eligible for foreign filing until 2/3/2000

13.  UNGR 0992 and 1030 - Interference applications

14.  UNGR 1032

     United States - Pending - UNGR 1032, 1192

                                    EXHIBIT C
                               ASSUMED LIABILITIES

1.   Promissory Note Payable to the order of Thomas Fritz dated September 30,
     1998.

2.   Promissory Note Payable to Bank One, N.A. dated April 10, 1999.

3. Master Finance Lease Payable to Zions Credit Corporation dated January 21, 1999.

4.   All accounts payable by ImaRx as of the effective date of the Merger.

5. All accrued salaries, bonuses, and deferred employee compensation payable by ImaRx as of the effective date of the Merger.

6. All income, sales, transaction privilege, use, excise, payroll and other taxes payable by ImaRx to any government, governmental agency, or subdivision thereof, as of the effective date of the Merger.

7. All other liabilities of ImaRx as of the date of the Merger, other than those liabilities specifically retained by ImaRx and accepted by du Pont in the Acquisition Agreement, as set forth in Section 3.11 of the Disclosure Schedule to the Agreement and Plan of Merger.

            AMENDMENT TO ASSIGNMENT, ASSUMPTION AND LICENSE AGREEMENT

     THIS AMENDMENT to the Assignment, Assumption and License Agreement dated as of October 7, 1999 (the "Agreement") by and between IMARX, LLC, an Arizona limited liability company ("Purchaser") and IMARX PHARMACEUTICAL CORP., an Arizona corporation ("Seller") is entered into and effective this ___ day of July, 2000 by and between IMARX THERAPEUTICS, INC., successor in interest to Purchaser ("ImaRx") and DuPont Contrast Imaging, Inc. ("DuPont"), successor in interest to Seller. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Agreement.

                                    RECITALS

     A. Purchaser and Seller entered into the Agreement as of October 7, 1999. Thereafter, Seller was merged into DuPont.

     B. Exhibit A and Exhibit B to the Agreement were incomplete. The parties now wish to correct this error by amending Exhibit A and Exhibit B to conform to the parties' original understanding.

     NOW, THEREFORE, in consideration of the foregoing premises and of the agreements and covenants set forth in the Agreement, the parties agree as follows:

                                    AGREEMENT

1. Assignment of Assets. Attached hereto is Exhibit E. Exhibit E sets forth additional Category III Assets that were intended to be and hereby are included in Exhibit A, effective as of the date of the Agreement. DuPont will execute any other or further documents reasonably deemed necessary to reflect the transfer of the assets set forth in Exhibit E to ImaRx in accordance with the terms of the Agreement.

2. License of Assets. Attached hereto is Exhibit F. Exhibit F sets forth additional Category II Assets that were intended to be and hereby are included in Exhibit B, effective as of the date of the Agreement. The Assets set forth in Exhibit F are subject to the license terms of Paragraph 4 of the Agreement, effective as of the date of the Agreement.

3. No Warranty. DuPont believes that it has not assigned, conveyed, licensed or otherwise transferred any interest in any asset listed on Exhibit E to any other person or entity. DuPont believes that it has not licensed or otherwise transferred any interest in any asset listed on Exhibit F that would conflict with or be contrary to the exclusive license to ImaRx as provided in Paragraph 4 of the Agreement. Notwithstanding anything to the contrary, DuPont makes no warranty, express or implied, regarding the assets listed on Exhibit E and specifically disclaims any responsibility for any action or inaction with respect to the assets, including action or inaction with regard to the prosecution of any patents or any other protection of any intellectual property embodied or reflected in Exhibit E and Exhibit F during the period from the date of the Agreement to the date of this Amendment.

4. Continued Effect. Except as amended hereby, the Agreement remains in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of __________ the day and year first above written.

DUPONT CONTRAST IMAGING INC,            IMARX THERAPEUTICS, INC.,
a Delaware general partnership          an Arizona corporation


By: /s/ Nicholas L. Teti                By: /s/ Evan C. Unger
    ---------------------------------       ------------------------------------
    Nicholas L. Teti                        Dr. Evan Unger
Its:                                    Its: President
     --------------------------------

                                   EXHIBIT E


{ISSUED and PENDING US Patents followed by Foreign Files (if any)}

LUMENHANCE PATENT FAMILIES

WWKMN Docket Series (UNGR 0018 and UNGR 0026)

US 5,143,716; US 5,320,826; US 5,449,508; US 5,525,326; US 5,885,549
US 5,368,840; US 5,658,550; US 5,624,661; US 5,645,816; US 5,681,542
US 5,985,244

Other files:      USSN 07/507,125     (abandoned)
                  USSN 09/198,202     (abandoned)

FOREIGN -

Corresponding to WWKMN Docket Series (UNGR-0018 and UNGR-0026)

Corresponding to UNGR-0018


UNGR-0050 PCT App. No. PCT/US91/02429
UNGR-0051 EPO Application Number 91908011.9;
   now EP Patent No. 0526503
UNGR-0052 Austria
UNGR-0053 Belgium
UNGR-0054 Denmark
UNGR-0055 France
UNGR-0056 United Kingdom
UNGR-0057 Germany
UNGR-0058 Greece
UNGR-0059 Italy
UNGR-0060 Luxembourg
UNGR-0061 Netherlands
UNGR-0062 Spain
UNGR-0063 Sweden
UNGR-0064 Switzerland
UNGR-0065 Japan App. No. 507878/1991
UNGR-0321 PCT App. No. PCT/US93/09083
UNGR-0322 Australia App. No. 51387/93; now Australia Serial No. 671862 UNGR-0322 Australia App. No. 51387/93;
   now Australia Serial No. 671862
UNGR-0323 Canada App. No. 2,146,986
UNGR-0324 EPO App No. 93922369.9
UNGR-0325 Austria
UNGR-0326 Belgium
UNGR-0327 Denmark

UNGR-0328 France
UNGR-0329 Germany
UNGR-0330 Great Britain
UNGR-0331 Greece
UNGR-0332 Ireland
UNGR-0333 Italy
UNGR-0334 Luxembourg
UNGR-0335 Monaco
UNGR-0336 Netherlands
UNGR-0337 Portugal
UNGR-0338 Spain
UNGR-0339 Sweden
UNGR-0340 Switzerland
UNGR-0341 Japan App. No. 510017/1994
UNGR-0670 EPO App. No. No. 95111117.8;
   now European Patent No. 0693288
UNGR-0671 Austria - closed
UNGR-0672 Belgium - closed
UNGR-0673 Denmark - closed
UNGR-0674 France
UNGR-0675 Great Britain
UNGR-0676 Germany
UNGR-0677 Greece - closed
UNGR-0678 Italy
UNGR-0679 Luxembourg - closed
UNGR-0680 Nether1ands
UNGR-0681 Spain
UNGR-0682 Sweden - closed
UNGR-0683 Switzerland
UNGR-0982 Australia App. No. 70480/96;
   now Australia Serial No. 687690


Corresponding to UNGR-0026


UNGR-0194 PCT App. No. PCT/US92/03707
UNGR-0195 Australia App. No. 19005/92;
   now Australian Serial No. 674285
UNGR-0196 Canada App. No. 2,133,746
UNGR-0197 EPO App. No. 92911636.6
UNGR-0198 Austria
UNGR-0199 Belgium
UNGR-0200 Denmark
UNGR-0201 France
UNGR-0202 Germany
UNGR-0203 Great Britain

UNGR-0204 Greece
UNGR-0205 Italy
UNGR-0206 Luxembourg
UNGR-0207 Monaco
UNGR-0208 Netherlands
UNGR-0209 Spain
UNGR-0210 Sweden
UNGR-0211 Switzerland
UNGR-0212 Japan App. No. 510977/92


SONORX PATENT FAMILY

WWKMN Docket Series (UNGR 0020)

US 5,420,176; US 5,639,442; US 5,714,528; US 5,714,529; US 5,948,387
US 6,024,939



Pending:          USSN 08/574,373
                  USSN 08/574,371



Other files:      USSN 07/532,213 (abandoned)
                  USSN 07/708,731 (abandoned)
                  USSN 07/969,426 (abandoned)

FOREIGN -

Corresponding to WWKMN Docket Series (UNGR-0020)

UNGR-0070 PCT App. No. PCT/US91/03850
UNGR-0071 Canada App. No. 2,081,560 (abandoned)
UNGR-0072 Australia App. No. 80858/91;
   now Australia Serial No. 650466 (abandoned)
UNGR-0073 EPO App. No. 91910712.8;
   now European Patent No. 0531421 (abandoned)
UNGR-0074 Austria (abandoned)
UNGR-0075 Belgium (abandoned)
UNGR-0076 Denmark (abandoned)
UNGR-0077 France (abandoned)
UNGR-0078 Germany (abandoned)
UNGR-0079 United Kingdom (abandoned)
UNGR-0080 Greece (abandoned)
UNGR-0081 Italy (abandoned)
UNGR-0082 Luxembourg (abandoned)
UNGR-0083 Netherlands (abandoned)

UNGR-0084 Spain (abandoned)
UNGR-0085 Sweden (abandoned)
UNGR-0086 Switzerland (abandoned)
UNGR-0087 Japan App. No. 510485/91
UNGR-0482 Australia App. No. 63196/94;
   now Australia Serial No. 671538 (abandoned)
UNGR-0861 EPO App. No. 96104842.8 (abandoned)
UNGR-0862 Austria (abandoned)
UNGR-0863 Belgium (abandoned)
UNGR-0864 Denmark (abandoned)
UNGR-0865 France (abandoned)
UNGR-0866 Great Britain (abandoned)
UNGR-0867 Germany (abandoned)
UNGR-0868 Greece (abandoned)
UNGR-0869 Italy (abandoned)
UNGR-0870 Luxembourg (abandoned)
UNGR-0871 Netherlands (abandoned)
UNGR-0872 Spain (abandoned)
UNGR-0873 Sweden (abandoned)
UNGR-0874 Switzerland (abandoned)
UNGR-0915 Australia App. No. 48195/96;
   now Australia Serial No. 686047 (abandoned)


THERAPEUTIC AEROSOMES FAMILIES

WWKMN Docket Series UNGR 0023, UNGR 0067 and UNGR 0068)

US 5,149,319
US 5,209,720
US 5,580,575; US 5,770,222

Pending:          USSN 09/060,396

Other files:      USSN 07/716,899 (abandoned)

FOREIGN -

Corresponding to WWKMN Docket Series (UNGR-0023, UNGR-0067 and UNGR-0068)

Corresponding to UNGR-0023*

UNGR-0175 - PCT App. No. PCT/US92/03705
UNGR-0176 Australia App. No. 19926/92;
   now Australia Serial No. 678341 (abandoned)
UNGR-0177 Canada App. No. 2,118,016 (abandoned)

UNGR-0178 EPO App. No. 92912400.6
UNGR-0179 Austria
UNGR-0180 Belgium
UNGR-0181 Denmark
UNGR-0182 France
UNGR-0183 Germany
UNGR-0184 Great Britain
UNGR-0185 Greece
UNGR-0186 Italy
UNGR-0187 Luxembourg
UNGR-0188 Monaco
UNGR-0189 Netherlands
UNGR-0190 Spain
UNGR-0191 Sweden
UNGR-0192 Switzerland
UNGR-0193 Japan App. No. 519204/93
UNGR-1525 Australia App. No. 91369/98 (abandoned)

* NOTE: The following foreign applications, although corresponding to the U.S. patent application UNGR-0023, were not listed since they contain subject matter which you have indicated was transferred to DuPont:

        UNGR-1034, Australia App. No. 12212/97; now Australia Serial No. 694973; UNGR-1155 Canada App. No. 2,211,517;
        UNGR-1156 EPO App. No. 97202273.5 (and its corresponding country files
         UNGR-1157 to UNGR-1170);
        UNGR-1171 Japan App. No. 184624/97.


 Corresponding to UNGR-0067

UNGR-0135 PCT App. No. PCT/US92/02610
UNGR-0136 Australia App. No. 21496/92;
   now Australia Serial No. 661701 (abandoned)
UNGR-0137 Canada App. No. 2,110,487 (abandoned)
UNGR-0138 EPO App. No. 92912455.0;
   now European Patent No. 0660687
UNGR-0139 Austria;
   now Austria Patent No. AT E 172625 T1 (abandoned)
UNGR-0140 Belgium (abandoned)
UNGR-0141 Denmark (abandoned)
UNGR-0142 France (abandoned)
UNGR-0143 Germany;

   now Germany Patent No. DE 692 27 468 T 2
UNGR-0144 Great Britain
UNGR-0145 Greece;
   now Greece Patent No. 3028600 (abandoned)
UNGR-0146 Italy
UNGR-0147 Luxembourg (abandoned)
UNGR-0148 Monaco (abandoned)
UNGR-0149 Netherlands (abandoned)
UNGR-0150 Spain (abandoned)
UNGR-0151 Sweden (abandoned)
UNGR-0152 Switzerland
UNGR-0153 Japan App. No. 500845/93;
   now Japan Patent No. 3053217


Corresponding to UNGR-0068


UNGR-0154 PCT App. No. PCT/US92/02614
UNGR-0155 Australia App. No. 20238/92;
   now Australia Serial No. 667672
UNGR-0156 Canada App. No. 2,110,490
UNGR-0157 EPO App. No. 92912662.1
UNGR-0158 Austria
UNGR-0159 Belgium
UNGR-0160 Denmark
UNGR-0161 France
UNGR-0162 Germany
UNGR-0163 Great Britain
UNGR-0164 Greece
UNGR-0165 Italy
UNGR-0166 Luxembourg
UNGR-0167 Monaco
UNGR-0168 Netherlands
UNGR-0169 Spain
UNGR-0170 Sweden
UNGR-0171 Switzerland
UNGR-0172 Japan App. No. 500846/93
UNGR-0423 PCT App. No. PCT/US94/05620
UNGR-0424 Australia App. No. 70948/94;
   now Australia Serial No. AU 684088 (abandoned)
UNGR-0425 Canada App. No. 2,164,843 (abandoned)
UNGR-0426 China App. 94192404.1 (abandoned)
UNGR-0427 EPO App. No. 94920019.0
UNGR-0428 Austria
UNGR-0429 Belgium

UNGR-0430 Denmark
UNGR-0431 France
UNGR-0432 Germany
UNGR-0433 Great Britain
UNGR-0434 Greece
UNGR-0435 Ireland
UNGR-0436 Italy
UNGR-0437 Luxembourg
UNGR-0438 Monaco
UNGR-0439 Netherlands
UNGR-0440 Portugal
UNGR-0441 Spain
UNGR-0442 Sweden
UNGR-0443 Switzerland
UNGR-0444 Japan App. No. 501807/95

BLOCK MRI COPOLYMERS FAMILY

WWKMN Docket Series (UNGR 0045)

US 5,385,719; US 5,458,127; US 5,517,993

Other files:      USSN 07/765,921 (abandoned)

FOREIGN -

Corresponding to WWKMN Docket Series (UNGR-0045)


UNGR-0235 PCT App. No. PCT/US92/08205
UNGR-0236 Australia App. No. 27524/92;
   now Australia Serial No. 661344
UNGR-0237 Canada App. No. 2,116,357 (abandoned)
UNGR-0238 EPO App. No. 92921259.5 (abandoned)
UNGR-0239 Austria (abandoned)
UNGR-0240 Belgium (abandoned)
UNGR-0241 Denmark (abandoned)
UNGR-0242 France (abandoned)
UNGR-0243 Germany (abandoned)
UNGR-0244 Great Britain (abandoned)
UNGR-0245 Greece (abandoned)
UNGR-0246 Ireland (abandoned)
UNGR-0247 Italy (abandoned)
UNGR-0248 Luxembourg (abandoned)
UNGR-0249 Monaco (abandoned)

UNGR-0250 Netherlands (abandoned)
UNGR-0251 Spain (abandoned)
UNGR-0252 Sweden (abandoned)
UNGR-0253 Switzerland (abandoned)
UNGR-0254 Japan App. No. 506396/93

MEMSOMES FAMILY

WWKMN Docket Series (UNGR 0066)

US 5,312,617; US 5,466,438; US 5,624,662 US 5,762,910; US 6,010,682

Other files: USSN 07/704,542 (abandoned)

FOREIGN -


Corresponding to WWKMN Docket Series (UNGR-0066)


UNGR-0214 PCT App. No. PCT/US92/04310
UNGR-0215 Australia App. No. 19987/92;
   now Australia Serial No. 660033 (abandoned)
UNGR-0216 Canada App. No. 2,102,605 (abandoned)
UNGR-0217 EPO App. No. 92912134.1 (abandoned)
UNGR-0218 Austria (abandoned)
UNGR-0219 Belgium (abandoned)
UNGR-0220 Denmark (abandoned)
UNGR-0221 France (abandoned)
UNGR-0222 Great Britain (abandoned)
UNGR-0223 Germany (abandoned)
UNGR-0224 Greece (abandoned)
UNGR-0225 Italy (abandoned)
UNGR-0226 Luxembourg (abandoned)
UNGR-0227 Monaco (abandoned)
UNGR-0228 Netherlands (abandoned)
UNGR-0229 Spain (abandoned)
UNGR-0230 Sweden (abandoned)
UNGR-0231 Switzerland (abandoned)
UNGR-0232 Japan App. No. 500308/93
UNGR-0726 Australia App. No. 30536/95;
   now Australia Serial No. 678724 (abandoned)


 NANOGELS

WWKMN Docket Series (UNGR 0089)



US 5,358,702; US 5,976,500



Other files:      USSN 07/794,437 (abandoned)



FOREIGN -



Corresponding to WWKMN Docket Series (UNGR-0089)


UNGR-0259 PCT App. No. PCT/US92/08948
UNGR-0260 Australia App. No. 28940/92;
   now Australia Serial No. 667491(abandoned)
UNGR-0261 Canada App. No. 2,121,681 (abandoned)
UNGR-0262 EPO App. No. 92922870.8 (abandoned)
UNGR-0263 Austria (abandoned)
UNGR-0264 Belgium (abandoned)
UNGR-0265 Denmark (abandoned)
UNGR-0266 France (abandoned)
UNGR-0267 Great Britain (abandoned)
UNGR-0268 Germany (abandoned)
UNGR-0269 Greece (abandoned)
UNGR-0270 Ireland (abandoned)
UNGR-0271 Italy (abandoned)
UNGR-0272 Luxembourg (abandoned)
UNGR-0273 Monaco (abandoned)
UNGR-0274 Netherlands (abandoned)
UNGR-0275 Spain (abandoned)
UNGR-0276 Sweden (abandoned)
UNGR-0277 Switzerland (abandoned)
UNGR-0278 Japan App. No. 509251/93 (abandoned)


AEROCREME



WWKMN Docket Series (UNGR 0343)



US 5,733,572



Pending:          USSN     08/909,157




Other files:      USSN 08/159,674 (abandoned)



FOREIGN -

Corresponding to WWKMN Docket Series (UNGR-0343)

UNGR-0547 PCT App. No. PCT/US94/13817
UNGR-0548 Australia App. No. 21850/95 (abandoned)
UNGR-0549 Canada App. No. 2,177,713
UNGR-0550 China App. No. 94194349.6
UNGR-0551 EPO App. No. 95908414.6
UNGR-0552 Austria
UNGR-0553 Belgium
UNGR-0554 Denmark
UNGR-0556 Great Britain
UNGR-0557 Germany
UNGR-0558 Greece
UNGR-0559 Ireland
UNGR-0560 Italy
UNGR-0561 Luxembourg
UNGR-0562 Monaco
UNGR-0563 Netherlands
UNGR-0564 Portugal
UNGR-0565 Spain
UNGR-0566 Sweden
UNGR-0567 Switzerland
UNGR-0568 Japan App. No. 515763/95
UNGR-1549 Australia App. No. 10043/99 (abandoned)

MRI HYBRIDS
(Prosecuted by A. Durando, Esq.)

US 5,407,657*

* Also include foreign equivalents Australia - AU 9524601 and Europe - EPO
  822835


SUNSCREEN


WWKMN Docket Series (UNGR 0469)


US 5,824,312

Other files:      USSN 08/209,531 (abandoned)

FOREIGN -

WWKMN Docket Series (UNGR-0469)

No foreign filing corresponding to UNGR-0469

BIOPSY DEVICE

WWKMN Docket Series WNGR 0540)

US 5,628,327; US 6,O 13,035

FOREIGN -

Corresponding to WWKMN Docket Series (UNGR-0540)

No foreign filing corresponding to UNGR-0540

TRANSDUCERDRUG DELIVERY

WWKMN Docket Series fUNGR 06221

US 5,558,092

FOREIGN -

Corresponding to WWKMN Docket Series (UNGR-0622)

UNGR-0920 PCT App. NO. PCT/US96/07621
UNGR-0921 Australia App. No. 58756/96;
   now Australia Serial No. 711788
UNGR-0922 Canada App. No. 2,220,756 (abandoned)
UNGR-0923 China App. No. 96194441.2 (abandoned)
UNGR-0924 EPO App. NO. 96920466.8
UNGR-0925 Austria
UNGR-0926 Belgium
UNGR-0927 Denmark
UNGR-0928 Finland
UNGR-0929 France
UNGR-0930 Great Britain
UNGR-0931 Germany
UNGR-0932 Greece
UNGR-0933 Ireland
UNGR-0934 Italy
UNGR-0935 Luxembourg
UNGR-0936 Monaco
UNGR-0937 Netherlands
UNGR-0938 Portugal
UNGR-0939 Spain
UNGR-0940 Sweden

UNGR-0941 Switzerland
UNGR-0942 Japan App. No. 500706/97
UNGR-1581 Australia App. No. 44448/99

TOMORX

WWKMN Docket Series (UNGR 0477 and 0623)

US 5,736,121
US 5,874,062

Pending:      USSN 081935,601
              USSN 081968,776

Other files:  081247,656 (abandoned)

FOREIGN -

Corresponding to WWKMN Docket Series (UNGR-0477 and UNGR-0623)

Correspondinp to UNGR-0477

UNGR-0599 PCT App. NO. PCTRJS95106499
UNGR-0600 Australia App. No. 26013195;
  now Australia Serial No. 700799; now Australia Patent No. AU-B-26013195 (abandoned)
UNGR-0601 Canada App. No. 2,188,557 (abandoned)
UNGR-0602 China App. No. 95 193160.1 (abandoned)
UNGR-0603 EPO App. No. 95920616.0 (aandoned)
UNGR-0604 Austria (abandoned)
UNGR-0605 Belgium (abandoned)
UNGR-0606 Denmark (abandoned)
UNGR-0607 France (abandoned)
UNGR-0608 Great Britain (abandoned)
UNGR-0609 Germany (abandoned)
UNGR-0610 Greece (abandoned)
UNGR-0611 Ireland(abandoned)
UNGR-0612 Italy (abandoned)
UNGR-0613 Luxembourg (abandoned)
UNGR-0614 Monaco (abandoned)
UNGR-0615 Netherlands (abandoned)
UNGR-0616 Portugal (abandoned)
UNGR-0617 Spain (abandoned)
UNGR-0618 Sweden (abandoned)
UNGR-0619 Switzerland (abandoned)

UNGR-0620 Japan App. No. 530494/95

Corresponding to UNGR-0623

UNGR-0642 PCT App. NO. PCT/US95/06491
UNGR-0643 Australia App. No. 26454/95;
    now Australia Serial No. 709471 (abandoned)
UNGR-0644 Canada App. No. 2,191,079 (abandoned)
UNGR-0645 China App. No. 95 193274.8 (abandoned)
UNGR-0646 EPO App. No. 95921354.7 (abandoned)
UNGR-0647 Austria (abandoned)
UNGR-0648 Belgium (abandoned)
UNGR-0649 Denmark (abandoned)
UNGR-0650 France (abandoned)
UNGR-0651 Great Britain (abandoned)
UNGR-0652 Germany (abandoned)
UNGR-0653 Greece (abandoned)
UNGR-0654 Ireland (abandoned)
UNGR-0655 Italy (abandoned)
UNGR-0656 Luxembourg (abandoned)
UNGR-0657 Monaco (abandoned)
UNGR-0658 Netherlands (abandoned)
UNGR-0659 Portugal (abandoned)
UNGR-0660 Spain (abandoned)
UNGR-0661 Sweden (abandoned)
UNGR-0662 Switzerland (abandoned)
UNGR-0663 Japan App. No. 530490/95

MRI AEROSOMES

WWKMN Docket Series (UNGR 0420)

US 5,922,304

Pending:      USSN 09/272,468

Other files:  USSN 08/212,553 (abandoned)

FOREIGN -

Corresponding to WWKMN Docket Series KJNGR-0420)

UNGR-0576 PCT App. NO. PCT/US95/02782
UNGR-0577 Australia - closed

UNGR-0578 Canada - closed
UNGR-0579 China - closed
UNGR-0580 EPO App. NO. 95914685.3
UNGR-058 1 Austria - closed
UNGR-0582 Belgium - closed
UNGR-0583 Denhark - closed
UNGR-0584 France
UNGR-0585 Great Britain
UNGR-0586 Germany
UNGR-0587 Ireland - closed
UNGR-0588 Italy - closed
UNGR-0589 Luxembourg - closed
UNGR-0590 Monaco - closed
UNGR-0591 Netherlands - closed
UNGR-0592 Portugal - closed
UNGR-0593 Spain - closed
UNGR-0594 Sweden - closed
UNGR-0595 Switzerland - closed
UNGR-0596 Japan App. No. 523574195
UNGR-0969 Greece - closed
UNGR-0970 Finland - closed

BIOPSY LEVELING DEVICE

WWKMN Docket Series (UNGR 0943)

US 6,030,348

FOREIGN -

Corresponding to WWKMN Docket Series (UNGR-0943)

No foreign filing corresponding to UNGR-0943

FLUORINATED PRODRUGS

WWKMN Docket Series (UNGR 1114)

US   6,028,066

FOREIGN -

Correspondinq to WWKMN Docket Series (UNGR-1114)

UNGR-1368 PCT App. NO. PCT/US98/07712
UNGR-1370 Australia-closed
UNGR-137 1 Brazil-closed
UNGR- 1372 Canada-closed
UNGR-1373 EPO'App. No. 98915610.4 - closed
UNGR- 1374 Austria-closed
UNGR-1375 Belgium-closed
UNGR-1376 Cyprus-closed
UNGR-1377 Denmark-closed
UNGR-1378 Finland-closed
UNGR-1379 France-closed
UNGR-1380 Great Britain-closed
UNGR- 1381 Germany-closed
UNGR-13 82 Greece-closed
UNGR-1383 Ireland-closed
UNGR-1384 Italy-closed
UNGR-1385 Luxembourg-closed
UNGR-1386 Monaco-closed
UNGR-1387 Netherlands-closed
UNGR-1388 Portugal-closed
UNGR-1389 Spain-closed
UNGR-1390 Sweden-closed
UNGR-1391 Switzerland-closed
UNGR- 1392 Japan-closed
UNGR-1393 Argentina App. No. P980102079

OPTOACOUSTIC DEVICE

WWKMN Docket Series WNGR 1278)

US 5,977,538

FOREIGN -

Corresponding to WWKMN Docket Series (UNGR-1278)

UNGR-1557 PCT App. NO. PCT/US99/10021
UNGR-1558 EPO App. No. 99921767.2
UNGR-1559 Austria
UNGR-1560 Belgium
UNGR-1561 Cyprus
UNGR-1562 Denmark

UNGR-1563 Finland
UNGR-1564 France
UNGR-1565 Great Britain
UNGR-1566 Germany
UNGR-1567 Greece
UNGR-1568 Ireland
UNGR-1569 Italy
UNGR-1570 Luxembourg
UNGR-1571 Monaco
UNGR-1572 Netherlands
UNGR-1573 Portugal
UNGR-1574 Spain
UNGR-1575 Sweden
UNGR-1576 Switzerland
UNGR- 1577 Japan

MRI FOCUSED SURGICAL ULTRASOUND

WWKMN Docket Series WNGR 0476)

US 6,088,613

FOREIGN -

Corresponding to WWKMN Docket Series WNGR-0476)

UNGR-0764 PCT App. NO. PCT/US96/03054
UNGR-0765 Australia App. No. 51844/96 (abandoned)
UNGR-0766 Canada App. No.2,214,855 (abandoned)
UNGR-0767 China App. No. 96192434.9
UNGR-0768 EPO App. NO. 96908679.2
UNGR-0769 Austria
UNGR-0770 Belgium
UNGR-0771 Denmark
UNGR-0772 France
UNGR-0773 Great Britain
UNGR-0774 Germany
UNGR-0775 Greece
UNGR-0776 Ireland
UNGR-0777 Italy
UNGR-0778 Luxembourg
UNGR-0779 Monaco
UNGR-0780 Netherlands

UNGR-0781 Portugal
UNGR-0782 Spain
UNGR-0783 Sweden
UNGR-0784 Switzerland
UNGR-0785 Japan App. No. 527700196

SILICON ARNPHIPHILES

WWKMN Docket Series (UNGR 0880)

Pending:  USSN 08/706,824

FOREIGN      -

Corresponding to WWKMN Docket Series (UNGR-0880)

No foreign filing corresponding to UNGR-0880

SONOPORATION/FLUOROGENE

WWKMN Docket Series WNGR 0917)

Pending:      USSN 081841,169

Other files:  USSN 08/640,554 (abandoned)
              USSN 08/785,661 (abandoned)

FOREIGN-

Corresponding to WWKMN Docket Series (UNGR-0917)

UNGR-1122 PCT App. NO. PCT/US97/07237
UNGR-1123 Australia App. No. 27490197
UNGR-1124 Canada App. No. 2,252,617
UNGR-1125 China - closed
UNGR-1126 EPO App. NO. 97921460.8
UNGR-1127 Austria
UNGR-1128 Belgium
UNGR-1129 Denmark
UNGR-1130 Finland
UNGR-1131 France
UNGR-1132 Great Britain
UNGR-1133 Germany
UNGR-1114 Greece

UNGR-1135 Ireland
UNGR-1136 Italy
UNGR-1137 Luxembourg
UNGR-1138 Monaco
UNGR-1139 Netherlands
UNGR-1140 Portogal
UNGR-1141 Spain
UNGR-1142 Sweden
UNGR-1143 Switzerland
UNGR-1144 Japan App. No. 539185197
UNGR-1145 Brazil - closed
UNGR-1146 Hungary - closed
UNGR-1147 S. Korea - closed
UNGR-1148 Mexico - closed
UNGR-1149 Norway - closed
UNGR-1150 Russian Federation - closed
UNGR-115 1 Croatia App. No. P970328A
UNGR-1152 Taiwan App. No. 86106635

DRUG DELIVERY TO INFLAMMED TISSUE

WWKMN Docket Series (UNGR 0975)

Pending: USSN 081823,791

FOREIGN -

Corresponding to WWKMN Docket Series (UNGR-0975)

UNGR-1288 PCT App. NO. PCT/US98/04074
UNGR-1289 Australia
UNGR-1290 Canada
UNGR-1291 China
UNGR-1292 EPO App. NO. 98908866.1
UNGR-1293 Austria
UNGR-1294 Belgium
UNGR-1295 Denmark
UNGR-1296 Finland
UNGR-1297 France
UNGR-1298 Great Britain
UNGR-1299 Germany
UNGR-1300 Greece
UNGR-1301 Ireland

UNGR-1302 Italy
UNGR-1303 Luxembourg
UNGR-1304 Monaco
UNGR-1305 Netherlands
UNGR-1306 Portugal
UNGR-1307 Spain
UNGR-1308 Sweden
UNGR-1309 Switzerland
UNGR-1310 Japan App. No. 533386198
UNGR-1311 S. Korea

CHARGED LIPID AGGREGATES

WWKMN Docket Series (UNGR 0976)

FOREIGN -

Corresponding to WWKMN Docket Series (UNGR-0976)

UNGR-1312 Argentina App. No. P980101234
UNGR-1313 PCT App. NO. PCT/US98/03632
UNGR-1314 Australia
UNGR-1315 Brazil
UNGR-1316 Canada
UNGR-1317 China
UNGR-1318 EPO App. NO. 98906695.6
UNGR-1319 Austria
UNGR-1320 Belgium
UNGR-1321 Denmark
UNGR-1322 Finland
UNGR-1323 France
UNGR-1324 Great Britain
UNGR-1325 Germany
UNGR-1326 Greece
UNGR-1327 Ireland
UNGR-1328 Italy
UNGR-1329 Luxembourg
UNGR-1330 Monaco
UNGR-1331 Netherlands
UNGR-1332 Portugal
UNGR-1333 Spain

UNGR-1334 Sweden
UNGR-1335 Switzerland
UNGR-1336 Japan
UNGR-1337 S. Korea

OXYGEN DELIVERY

WWKMN Docket Series (UNGR 0999)

Pending:  USSN 081877,826

FOREIGN -

Corresponding to WWKMN Docket Series (UNGR-0999)

UNGR-1454 PCT App. NO. PCTPUS98/12011
UNGR-1455 Canada - closed
UNGR-1456 EPO App. NO. 98928973.1
UNGR-1457 Austria
UNGR-1458 Belgium
UNGR-1459 Cyprus
UNGR-1460 Denmark
UNGR-1461 Finland
UNGR-1462 France
UNGR-1463 Great Britain
UNGR-1464 Germany
UNGR-1465 Greece
UNGR-1466 Ireland
UNGR-1467 Italy
UNGR-1468 Luxembourg
UNGR-1469 Monaco
UNGR-1470 Netherlands
UNGR-1471 Portugal
UNGR-1472 Spain
UNGR-1473 Sweden
UNGR-1474 Switzerland
UNGR-1475 Japan-closed

STEROID PRODRUGS

WWKMN Docket Series (UNGR 1003)

Pending:    USSN 08/85 1,780

USSN 09/496,761

FOREIGN -

Corresponding to WWKMN Docket Series (UNGR-1003)

UNGR-1342 PCT App. NO. PCT/US98/07492
UNGR-1344 Australia - closed
UNGR-1345 Brazil - closed
UNGR-1346 Canada - closed
UNGR-1347 EPO App. No. 98915571.8 - closed
UNGR-1348 Austria - closed
UNGR-1349 Belgium - closed
UNGR-1350 Cyprus - closed
UNGR-1351 Denmark - closed
UNGR-1352 Finland - closed
UNGR-1353 France - closed
UNGR-1354 Great Britain - closed
UNGR-1355 Germany - closed
UNGR-1356 Greece - closed
UNGR-1357 Ireland - closed
UNGR-1358 Italy - closed
UNGR-1359 Luxembourg - closed
UNGR-1360 Monaco - closed
UNGR- 136 1 Netherlands - closed
UNGR-1362 Portugal - closed
UNGR-1363 Spain - closed
UNGR-1364 Sweden - closed
UNGR-1365 Switzerland - closed
UNGR-1366 Japan - closed
UNGR-1367 Argentina App. No. P980102078 (abandoned)

SOLID MATRIX DRUGS

WWKMN Docket Series (UNGR 1394)
Pending:      USSN 09/075,477

Other files:  USSN 60/046,379 (abandoned)

FOREIGN -

Corresponding to WWKMN Docket Series (UNGR-1394)

UNGR-1425 PCT APP. NO. PCT/US98/09570
UNCR-1326 Australia - closed

UNGR-1427 Brazil - closed
UNGR-1428 Canada - closed
UNGR-1429 China - closed
UNGR-1430 EPO App. No. 98921109.9
UNGR-1431 Austria - closed
UNGR-1432 Belgium - closed
UNGR-1433 Cyprus - closed
UNGR-1434 Denmark - closed
UNGR-1435 Finland - closed
UNGR-1436 France
UNGR-1437 Great Britain
UNGR- 1438 Germany
UNGR-1439 Greece - closed
UNGR-1440 Ireland - closed
UNGR-1441 Italy
UNGR-1442 Luxembourg - closed
UNGR-1443 Monaco - closed
UNGR- 1444 Netherlands
UNGR-1445 Portugal - closed
UNGR-1446 Spain - closed
UNGR- 1447 Sweden - closed
UNGR-1448 Switzerland - closed
UNGR-1449 Japan - closed
UNGR-1450 S. Korea - closed
UNGR-145 1 New Zealand - closed
UNGR-1452 Argentina App. No. P980102217
UNGR-1453 Chile App. No. 1035/98

TARGETING FOR DIAGNOSIS OF ATRIAL FIBRILLATION

WWKMN Docket Series (UNGR 1173)

Pending:  USSN 081932,273

FOREIGN     -

Corresponding to WWKMN Docket Series (UNGR-1173)

UNGR-1498 PCT App. NO. PCT/US98/18858
UNGR-1499 Australia - closed
UNGR-1500 Canada - closed
UNGR-150 1 EPO App. NO. 989469 19.2
UNGR-1502 Austria - closed
UNGR-1503 Belgium - closed
UNGR- 1504 Cyprus - closed
UNGR- 1505 Denmark - closed
UNGR-1506 Finland - closed
UNGR-1507 France
UNGR-1508 Great Britain
UNGR- 1509 GermanyUNGR- 1510 Greece - closed
UNGR- 1511 Ireland - closed
UNGR- 1512 Italy
UNGR- 15 13 Luxembourg - closed
UNGR-15 14 Monaco - closed
UNGR- 1515 Netherlands - closed
UNGR-1516 Portugal - closed
UNGR-15 17 Spain - closed
UNGR- 1518 Sweden - closed
UNGR-1519 Switzerland - closed

ULTRASOUND GENE UPREGULATION

WWKMN Docket Series (UNGR 1196)
Pending:    USSN 08/971,540

FOREIGN-

Corresponding to WWKMN Docket Series (UNGR-1196)

UNGR-1526 PCT App. No. PCT/US98/23843
UNGR-I 527 Australia - closed
UNGR- 1528 Canada -  closed

UNGR-1529 EPO App. No. 98957720.0 - closed
UNGR-1530 France - closed
UNGR-153 1 Great Britain - closed
UNGR-1532 Germany - closed
UNGR-1533 Japan - closed

OPTOACOUSTIC AGENTS

WWKMN DOCKET SERIES (UNGR 1224)

PENDING: USSN 081993,165

FOREIGN -

UNGR-1536 PCT App. No. PCT/US98/27060
UNGR-1537 Australia
UNGR-1538 EPO App. No. 98964127.9
UNGR-1539 France
UNGR-1540 Great Britain
UNGR-1541 Germany
UNGR-1542 Japan


NUCLEAR LOCALIZATION DRUG DELIVERY

WWKMN DOCKET SERIES WNGR 1229)

PENDING: USSN 091294,623

FOREIGN -

UNGR-1587 EPO
UNGR-1588 France
UNGR-1589 Great Britain
UNGR-1590 Germany
UNGR-1591 Italy

ROBOTIC SONOPORATION AND MULTIMODAL ENERGY APPLICATION

WWKMN DOCKET SERIES (UNGR 1477)

PENDING: USSN 09/291,502

FOREIGN -

Corresponding to WWKMN Docket Series (UNGR-1477)

No foreign filing corresponding to UNGR-1477

INFUSION OF BIOACTIVE AGENTS

WWKMN Docket Series (UNGR 1580)

Pending: USSN 09/413,110

FOREIGN -

Corresponding to WWKMN Docket Series (UNGR-1580)

Foreign filing deadline October 6,2000

METHODS FOR QUANTITATING LIGAND BINDING TO THROMBUS (PROVISIONAL)

(A. Durando Prosecution)

Pending: USSN 60/118,551


TARGETED THROMBOLYTICS

(A. Durando Prosecution)

Pending: USSN 091371,193

                                    EXHIBIT F


{ISSUED and PENDING US Patents followed by Foreign Files (if any)}

CATIONIC LIPIDS

WWKMN Docket Series WNGR 0569)

US 5,830,430; US 6,056,938

Pending: USSN 091244,083
         USSN 091540,448

FOREIGN -

Corresponding to WWKMN Docket Series KJNGR-0569)

UNGR-0787 PCT App. NO. PCT/US96/01474
UNGR-0789 Australia App. No. 49 138196 (abandoned)
UNGR-0790 Canada App. No. 2,213,417
UNGR-0791 China App. No, 96192058.0
UNGR-0792 EPO App. NO. 9690535 1.1
UNGR-0793 Austria
UNGR-0794 Belgium
UNGR-0795 Denmark
UNGR-0796 France
UNGR-0797 Great Britain
UNGR-0798 Germany
UNGR-0799 Greece
UNGR-0800 Ireland
UNGR-0801 Italy
UNGR-0802 Luxembourg
UNGR-0803 Monaco
UNGR-0804 Netherlands
UNGR-0805 Portugal
UNGR-0806 Spain
UNGR-0807 Sweden
UNGR-0808 Switzerland
UNGR-0809 Japan App. No. 525700196


ACOUSTICALLY ACTIVE LIPOSPHERES

WWKMN Docket Series NNGR 1338)

Pending: USSN 091075,343

Other files: USSN 60/046,379 (abandoned)

FOREIGN -

Corresponding to WWKMN Docket Series (UNGR-1338)

UNGR-1396 PCT App. No. PCT/US98/09569
UNGR-1397 Australia - closed
UNGR-1398 Brazil - closed
UNGR-1399 Canada - closed
UNGR-1400 China - closed
UNGR-1401 EPO App. No. 98926033.6
UNGR-1402 Austria
UNGR-1403 Belgium
UNGR-1404 Cyprus
UNGR-1405 Denmark
UNGR-1406 Finland
UNGR-1407 France
UNGR-1408 Great Britain
UNGR-1409 Germany
UNGR-1410 Greece
UNGR-1411 Ireland
UNGR-1412 Italy
UNGR-1413 Luxembourg
UNGR-1414 Monaco
UNGR-1415 Netherlands
UNGR-1416 Portugal
UNGR-1417 Spain
UNGR-1418 Sweden
UNGR-1419 Switzerland
UNGR-1420 Japan App. No. 549372198
UNGR-142I S. Korea - closed
UNGR-1422 New Zealand - closed
UNGR-1423 Argentina App. No. P980102225
UNGR-1424 Chile App. No. 1034/98

UNGR-1400 China - closed
UNGR-1401 EPO App. NO. 98926033.6
UNGR-1402 Austria
UNGR-1403 Belgium
UNGR-1404
UNGR-1405 Denmark
UNGR-1406 Finland
UNGR-1407 France
UNGR-1408 Great Britain
UNGR-1409 Germany
UNGR-1410 Greece
UNGR-1411 Ireland
UNGR-1412 Italy
UNGR-1413 Luxembourg
UNGR-1414 Monaco
UNGR-1415 Netherlands
UNGR-1416 Portugal
UNGR-1417 Spain
UNGR-1418 Sweden
UNGR-1419 Switzerland
UNGR-1420 Japan App. No. 549372198
UNGR-1421 S. Korea - closed
UNGR-1422 New Zealand - closed
UNGR-1423 Argentina App. No. P980102225
UNGR-1424 Chile App. No. 1034/98

        SECOND AMENDMENT TO ASSIGNMENT, ASSUMPTION AND LICENSE AGREEMENT

     THIS AMENDMENT to the Assignment, Assumption and License Agreement dated as of October 7, 1999 (as amended by the amendment dated July 31, 2000, hereinafter collectively the "Agreement") by and between IMARX, LLC, an Arizona limited liability company ("Purchaser") and IMARX PHARMACEUTICAL CORP., an Arizona corporation ("Seller") is entered into and effective April 1, 2002 by and between IMARX THERAPEUTICS, INC., successor in interest to Purchaser ("ImaRx") and Bristol-Myers Squibb Medical Imaging, Inc. ("BMS"), successor in interest to Seller. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Agreement.

                                    RECITALS

     A. Purchaser and Seller entered into the Agreement as of October 7, 1999. Thereafter, Seller was merged into DuPont Contrast Imaging, Inc.

     B. DuPont Contrast Imaging, Inc. was acquired by Bristol-Myers Squibb Company on October 1, 2001 and the name of DuPont Contrast Imaging, Inc. was changed to Bristol-Myers Squibb Medical Imaging, Inc.

     C. The parties now wish to amend Exhibit A and Exhibit B of the Agreement to delete certain Category II Assets and to provide for additional Category III Assets.

     NOW, THEREFORE, in consideration of the foregoing premises and of the agreements and covenants set forth in the Agreement, the parties agree as follows.

                                    AGREEMENT

     1. Assignment of Assets. Attached hereto is Attachment A. The parties agree that the assets set forth in Attachment A are Category III Assets, and Exhibit A is hereby amended to include the assets set forth in Attachment A. BMS will execute any other or further documents reasonably deemed necessary to reflect the transfer and assignment of the assets set forth in Attachment A to ImaRx in accordance with the terms of the Agreement. Exhibit B is hereby amended to delete the assets set forth in Attachment A.

     2. ImaRx shall have no obligation to prosecute or maintain any asset in Attachment A either within CEDUI or outside CEDUI, provided however, that prior to abandoning any asset in Attachment A, ImaRx shall give BMS at least 15 business days written notice of its intention to do so. Upon notice by BMS that it wishes to acquire any such asset from ImaRx, ImaRx will assign the asset to BMS, transfer any files or other documents relating to the asset to BMS, and BMS will thereafter be solely responsible for prosecution or maintenance of the asset, including

BMS-ImaRx                              -4-


Second Amendment to Assignment, Assumption and License Agreement

all costs associated therewith. Any such asset assigned to BMS shall be a Category II Asset subject to the license set forth in Section 4 of the Agreement, and BMS shall only have rights under such asset within the CEDUI field of use.

     3. The second sentence of Section 4 of the Agreement is hereby deleted and replaced by the following:

     Seller also grants to Purchaser the right to file and prosecute divisional, continuation and continuation-in-part applications for patent claims relating solely to fields of use outside of the CEDUI field of use arising from patent applications included within Category II Assets, provided that Purchaser will be solely responsible for all costs and expenses incurred in connection with such filing and prosecution and further provided that Purchaser will have no right to practice, transfer, license, or otherwise exploit any patents issuing from such applications within CEDUI. Purchaser shall provide notice to the Seller of the filing of any such patent application, the filing date and the Category II patent(s) or patent application(s) to which such patent application claims priority and identify the assignee of such patent application. Where possible, Purchaser shall be the assignee of such patent applications (and patents issuing thereon), unless such assignment will adversely effect the patent rights involved (for example, in the case of a terminal disclaimer). Where Purchaser is the assignee, such patent applications (and patents issuing thereon) shall be Category III Assets, subject to the license set forth in
     Section 5. Where Seller is the assignee, such patent applications (and patents issuing thereon) shall be Category II Assets, subject to the foregoing provisions of this Section 4.

BMS-ImaRx                              -5-


Second Amendment to Assignment, Assumption and License Agreement

     4. All applications for patents filed by ImaRx as of the date of this Amendment pursuant to Section 4 of the Agreement which are Category III assets are identified in Attachment C hereof.

     5. No Warranty. BMS believes that it has not assigned, conveyed, licensed or otherwise transferred any interest in any asset listed on Attachment A to any other person or entity. Notwithstanding anything to the contrary, BMS makes no warranty, express or implied, regarding the assets listed on Attachment A and specifically disclaims any responsibility for any action or inaction regarding the prosecution of any patents or any other protection of any intellectual property embodied or reflected in Attachment A during the period from the date of the Agreement to the date of this Amendment.

     6. Attachment B. Attached hereto is Attachment B. The assets set forth in Attachment B are Category II assets. ImaRx agrees to be responsible for the prosecution and maintenance of the patents and patent applications set forth in Attachment B, including all costs associated therewith. In the event that ImaRx wants to abandon any patent or patent application set forth in Attachment B, ImaRx shall provide BMS at least 15 business days prior written notice of its intention to do so. BMS shall then have the right to assume responsibility for the prosecution and maintenance of such patent or patent application and the costs associated therewith. Upon request by BMS, ImaRx will transfer any files or other documents relating to such patent or patent application and otherwise cooperate with BMS to enable BMS to assume responsibility for such patent or patent application.

     7. Section 5. The following is hereby added to the end of Section 5 of the
Agreement:

Purchaser also grants to Seller the right to file and prosecute divisional, continuation and continuation-in-part applications for patent claims relating solely to the CEDUI field of use arising from patent applications included within Category III Assets, provided that Seller will be solely responsible for all costs and expenses incurred in connection with such filing and prosecution and further provided that Seller will have no right to practice, transfer, license, or otherwise exploit any patents issuing from such applications outside of the CEDUI field of use. Seller shall provide notice to the Purchaser of the filing of any such patent application, the filing date and the Category III patent(s) or patent application(s) to which such patent application claims priority and identify the assignee of such patent application. Where possible, Seller shall be the assignee of such patent applications (and patents issuing thereon), unless such assignment will adversely effect the patent rights involved (for example, in the case of a terminal disclaimer). Where Seller is the assignee, such patent applications (and patents issuing thereon) shall be Category II Assets, subject to the license set forth in Section 4. Where Purchaser is the assignee, such patent applications (and patents issuing thereon) shall be Category III Assets, subject to the foregoing provisions of this Section 5.

     8. Continued Effect. Except as amended hereby, the Agreement remains in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BRISTOL-MYERS SQUIBB
MEDICAL IMAGING, INC.


By: /s/ M. Cory Zwerling                        By: /s/ Nina Ossanna
    ----------------------------                   ----------------------------

BMS-ImaRx                              -6-


Second Amendment to Assignment, Assumption and License Agreement

Its: President                          Its: Sr. Director, Business  Development

Attachment A                                BMS-ImaRx Second Amendment Agreement

                                  ATTACHMENT A

BMS-0250 FAMILY

BMS-0253               Brazil Serial No. PI 9609343-9; Filed November 20, 1997
[Formerly UNGR-0811]   (via PCT/US96/07887, Filed June 6, 1996). Method and
FF of BMS-0250         Apparatus for Making Gas-Filled Vesicles of Optimal Size.

BMS-0276               Mexico - Serial No. 9709717; Filed December 5, 1997 (via
[Formerly UNGR-0858]   PCT/US96/07887; Filed June 6, 1996). Method and Apparatus
FF or BMS-0250         for Making Gas-Filled Vesicles of Optimal Size.

BMS-0278               Argentina - Application No. P 96 0102914 (formerly
[Formerly UNGR-0859]   336,835); Filed June 5, 1996. Method and Apparatus for
FF or BMS-0250         Making Gas-Filled Vesicles of Optimal Size.

BMS-0279               Chile Serial No. 986-96, Filed June 5, 1996. Method and
[Formerly UNGR-0860]   Apparatus for Making Gas-Filled Vesicles of Optimal Size.
FF or BMS-0250



                           Attachment A, Page 1 of 27

Attachment A                                BMS-ImaRx Second Amendment Agreement

BMS-0441 FAMILY

BMS-0442               EPO - Application No. 98307421.2; Filed September 14,
[Formerly UNGR-1478]   1998. Thermal Preactivation of Gaseous Precursor Filled
FF of BMS-0441         Compositions.

BMS-0443               Austria (via EPO) - Thermal Preactivation of Gaseous
[Formerly UNGR-1479]   Precursor Filled Compositions.
EP Designated
Country of BMS-0442

BMS-0444               Belgium (via EPO) - Thermal Preactivation of Gaseous
[Formerly UNGR-1480]   Precursor Filled Compositions.
EP Designated
Country of BMS-0442

BMS-0445               Cyprus (via EPO) - Thermal Preactivation of Gaseous
[Formerly UNGR-1481]   Precursor Filled Compositions.
EP Designated
Country of BMS-0442

BMS-0446               Denmark (via EPO) - Thermal Preactivation of Gaseous
[Formerly UNGR-1482]   Precursor Filled Compositions.
EP Designated
Country of BMS-0442

BMS-0447               Finland (via EPO) - Thermal Preactivation of Gaseous
[Formerly UNGR-1483]   Precursor Filled Compositions.
EP Designated
Country of BMS-0442

BMS-0448               France (via EPO) - Thermal Preactivation of Gaseous
[Formerly UNGR-1484]   Precursor Filled Compositions.
EP Designated
Country of BMS-0442



                           Attachment A, Page 2 of 27

Attachment A                                BMS-ImaRx Second Amendment Agreement


BMS-0449               Great Britain (via EPO) - Thermal Preactivation of
[Formerly UNGR-1485]   Gaseous Precursor Filled Compositions.
EP Designated
Country of BMS-0442

BMS-0450               Germany (via EPO) - Thermal Preactivation of Gaseous
[Formerly UNGR-1486]   Precursor Filled Compositions.
EP Designated
Country of BMS-0442

BMS-0451               Greece (via EPO) - Thermal Preactivation of Gaseous
[Formerly UNGR-1487]   Precursor Filled Compositions.
EP Designated
Country of BMS-0442

BMS-0452               Ireland (via EPO) - Thermal Preactivation of Gaseous
[Formerly UNGR-1488]   Precursor Filled Compositions.
EP Designated
Country of BMS-0442

BMS-0453               Italy (via EPO) - Thermal Preactivation of Gaseous
[Formerly UNGR-1489]   Precursor Filled Compositions.
EP Designated
Country of BMS-0442

BMS-0454               Luxembourg (via EPO) - Thermal Preactivation of Gaseous
[Formerly UNGR-1490]   Precursor Filled Compositions.
EP Designated
Country of BMS-0442

BMS-0455               Monaco (via EPO) - Thermal Preactivation of Gaseous
[Formerly UNGR-1491]   Precursor Filled Compositions.
EP Designated
Country of BMS-0442

BMS-0456               Netherlands (via EPO) - Thermal Preactivation of Gaseous
[Formerly UNGR-1492]   Precursor Filled Compositions.
EP Designated
Country of BMS-0442



                           Attachment A, Page 3 of 27

Attachment A                                BMS-ImaRx Second Amendment Agreement


BMS-0457               Portugal (via EPO) - Thermal Preactivation of Gaseous
[Formerly UNGR-1493]   Precursor Filled Compositions.
EP Designated
Country of BMS-0442

BMS-0458               Spain (via EPO) - Thermal Preactivation of Gaseous
[Formerly UNGR-1494]   Precursor Filled Compositions.
EP Designated
Country of BMS-0442

BMS-0459               Sweden (via EPO) - Thermal Preactivation of Gaseous
[Formerly UNGR-1495]   Precursor Filled Compositions.
EP Designated
Country of BMS-0442

BMS-0460               Switzerland (via EPO) - Thermal Preactivation of Gaseous
[Formerly UNGR-1496]   Precursor Filled Compositions.
EP Designated
Country of BMS-0442


BMS-0003 FAMILY

BMS-0016               European Patent No. 0511273; Granted May 19, 1999.
[Formerly UNGR-0029]   EPO - Application No. 91902857.1; (via PCT/US90/07500;
FF of BMS-0003         Filed December 19, 1990).
                       Liposomes As Contrast Agents For Ultrasonic Imaging And
                       Methods For Preparing The Same.

BMS-0017               Austria - (via EPO) (Serial No. 91902857.1 filed December
[Formerly UNGR-0030]   1990) Liposomes As Contrast Agents For Ultrasonic And
EP Designated          Methods For Preparing The Same.
Country of BMS-0016

BMS-0018               Belgium (via EPO) (Serial No. 91902857.1 filed December
[Formerly UNGR-0031]   19, 1990.) Liposomes As Contrast Agents For Ultrasonic
EP Designated          And Methods For Preparing The Same.
Country of BMS-0016



                           Attachment A, Page 4 of 27

Attachment A                                BMS-ImaRx Second Amendment Agreement

BMS-0019               Denmark (via EPO) (Serial No. 91902857.1 filed December
[Formerly UNGR-0032]   19, 1990.) Liposomes As Contrast Agents For Ultrasonic
EP Designated          And Methods For Preparing The Same.
Country of BMS-0016

BMS-0020               France (via EPO) (Serial No. 91902857.1 filed December
[Formerly UNGR-0033]   19, 1990.) Liposomes As Contrast Agents For Ultrasonic
EP Designated          And Methods For Preparing The Same.
Country of BMS-0016

BMS-0021               Germany (via EPO) (Serial No. 91902857.1 filed December
[Formerly UNGR-0034]   19, 1990.) Liposomes As Contrast Agents For Ultrasonic
EP Designated          And Methods For Preparing The Same.
Country of BMS-0016

BMS-0022               Great Britain (via EPO) (Serial No. 91902857.1 filed
[Formerly UNGR-0035]   December 19, 1990.) Liposomes As Contrast Agents For
EP Designated          Ultrasonic And Methods For Preparing The Same.
Country of BMS-0016

BMS-0023               Greece (via EPO) (Serial No. 91902857.1 filed December
[Formerly UNGR-0036]   19, 1990.) Liposomes As Contrast Agents For Ultrasonic
EP Designated          And Methods For Preparing The Same.
Country of BMS-0016

BMS-0024               Italy (via EPO) (Serial No. 91902857.1 filed December 19,
[Formerly UNGR-0037]   1990.) Liposomes As Contrast Agents For Ultrasonic And
EP Designated          Methods For Preparing The Same.
Country of BMS-0016

BMS-0025               Luxembourg (via EPO) (Serial No. 91902857.1 filed
[Formerly UNGR-0038]   December 19, 1990.) Liposomes As Contrast Agents For
EP Designated          Ultrasonic And Methods For Preparing The Same.
Country of BMS-0016

BMS-0026               Netherlands (via EPO) (Serial No.91902857.1; Filed
[Formerly UNGR-0039]   December 19, 1990.) Liposomes As Contrast Agents For
EP Designated          Ultrasonic And Methods For Preparing The Same.
Country of BMS-0016


                           Attachment A, Page 5 of 27

Attachment A                                BMS-ImaRx Second Amendment Agreement

BMS-0027               Spain (via EPO) (Serial No. 91902857.1; Filed December
[Formerly UNGR-0040]   19, 1990.) Liposomes as Contrast Agents for Ultrasonic
EP Designated          and Methods for Preparing the Same.
Country of BMS-0016

BMS-0028               Sweden (via EPO) (Serial No. 91902857.1 filed December
[Formerly UNGR-0041]   19, 1990.) Liposomes as Contrast Agents for Ultrasonic
EP Designated          and Methods for Preparing the Same.
Country of BMS-0016

BMS-0029               Switzerland (via EPO) (Serial No.91902857.1; Filed
[Formerly UNGR-0042]   December 19, 1990.) Liposomes as Contrast Agents for
EP Designated          Ultrasonic and Methods for Preparing the Same.
Country of BMS-0016

BMS-0464               Hong Kong Patent No. HK 1013625; Issued April 20, 2000.
[Formerly UNGR-1548]   Hong Kong - Application No. 98114978.0 (via EPO
EP Designated          Application No. 91902857.1) Filed December 23, 1998.
Country of BMS-0016    Liposomes As Contrast Agents For Ultrasonic And Methods
                       For Preparing The Same.

BMS-0439 FAMILY

BMS-0645               U.S. Serial No. 10/113577; Filed April 2, 2002.
CON of BMS-0439        Ultrasound Imaging And Treatment.
[Formerly UNGR-1032]

BMS-0489               EPO - Application No. 97202273.5; Filed May 4, 1992.
[Formerly UNGR-1156]   Methods for Providing Localized Therapeutic Heat to
                       Biological Tissues and Fluids.

BMS-0490               Austria (via EPO) - Methods for Providing Localized
[Formerly UNGR-1157]   Therapeutic Heat to Biological Tissues and Fluids.
EP Designated
Country of BMS-0489

BMS-0491               Belgium (via EPO) - Methods for Providing Localized
[Formerly UNGR-1158]   Therapeutic Heat to Biological Tissues and Fluids.
EP Designated
Country of BMS-0489


                           Attachment A, Page 6 of 27

Attachment A                                BMS-ImaRx Second Amendment Agreement

BMS-0492               Denmark (via EPO) - Methods for Providing Localized
[Formerly UNGR-1159]   Therapeutic Heat to Biological Tissues and Fluids.
EP Designated
Country of BMS-0489

BMS-0493               France (via EPO) - Methods for Providing Localized
[Formerly UNGR-1160]   Therapeutic Heat to Biological Tissues and Fluids.
EP Designated
Country of BMS-0489

BMS-0494               Great Britain (via EPO) - Methods for Providing Localized
[Formerly UNGR-1161]   Therapeutic Heat to Biological Tissues and Fluids.
EP Designated
Country of BMS-0489

BMS-0495               Germany (via EPO) - Methods for Providing Localized
[Formerly UNGR-1162]   Therapeutic Heat to Biological Tissues and Fluids.
EP Designated
Country of BMS-0489

BMS-0496               Greece (via EPO) - Methods for Providing Localized
[Formerly UNGR-1163]   Therapeutic Heat to Biological Tissues and Fluids.
EP Designated
Country of BMS-0489

BMS-0497               Italy (via EPO) - Methods for Providing Localized
[Formerly UNGR-1164]   Therapeutic Heat to Biological Tissues and Fluids.
EP Designated
Country of BMS-0489

BMS-0498               Luxembourg (via EPO) - Methods for Providing Localized
[Formerly UNGR-1165]   Therapeutic Heat to Biological Tissues and Fluids.
EP Designated
Country of BMS-0489

BMS-0499               Monaco (via EPO) - Methods for Providing Localized
[Formerly UNGR-1166]   Therapeutic Heat to Biological Tissues and Fluids.
EP Designated
Country of BMS-0489


                           Attachment A, Page 7 of 27

Attachment A                                BMS-ImaRx Second Amendment Agreement

BMS-0500               Netherlands (via EPO) - Methods for Providing Localized
[Formerly UNGR-1167]   Therapeutic Heat to Biological Tissues and Fluids.
EP Designated
Country of BMS-0489

BMS-0501               Spain (via EPO) - Methods for Providing Localized
[Formerly UNGR-1168]   Therapeutic Heat to Biological Tissues and Fluids.
EP Designated
Country of BMS-0489

BMS-0502               Sweden (via EPO) - Methods for Providing Localized
[Formerly UNGR-1169]   Therapeutic Heat to Biological Tissues and Fluids.
EP Designated
Country of BMS-0489

BMS-0503               Switzerland (via EPO) - Methods for Providing Localized
[Formerly UNGR-1170]   Therapeutic Heat to Biological Tissues and Fluids.
EP Designated
Country of BMS-0489

BMS-0504               Japan (via PCT) - Application No. 184624/97; Filed June
[Formerly UNGR-1171]   26, 1997. Method for Hypothermic Potentiation of Tissue.

BMS-0506               Australian Patent No. 694973; Issued/granted November 19,
[Formerly UNGR-1034]   1998. Australia - Application No. 12212/97; Filed January
                       17, 1997. Method for Hyperthermic Potentiation of
                       Tissues.

BMS-0507               Canada - Application No. 2,211,517; Filed September 9,
[Formerly UNGR-1155]   1997. Methods for Providing Localized Therapeutic Heat to
                       Biological Tissues and Fluids.

BMS-0221 FAMILY

BMS-0224               Russian Federation - Serial No. 97118412, November 5,
[Formerly UNGR-0884]   1997 (via PCT/US96/04208; Filed March 27, 1996). Novel
FF of BMS-0221         Compositions of Lipids and Stabilizing Materials.

BMS-0248               Argentina (via PCT) - Serial No. P96 01 02022; Filed
[Formerly UNGR-0908]   April 2, 1996. Novel Compositions of Lipids and
                       Stabilizing Materials.


                           Attachment A, Page 8 of 27

Attachment A                                BMS-ImaRx Second Amendment Agreement

FF of BMS-0221

BMS-0249               Chile (via PCT) - Serial No. 528-96, Filed April 3, 1996.
[Formerly UNGR-0909]   Novel Compositions of Lipids and Stabilizing Materials.
FF of BMS-0221

BMS-0343 FAMILY

BMS-0347               EPO Application No. 97920281.9; Filed April 2, 1997 (via
[Formerly UNGR-1046]   PCT/US97/05908). Process for Preparing an Optimally
FF of BMS-0343         Dispersible Lipid Blend.

BMS-0348               Austria (via EPO) - Process for Preparing an Optimally
[Formerly UNGR-1047]   Dispersible Lipid Blend.
EP Designated
Country of BMS-0347

BMS-0349               Belgium (via EPO) - Process for Preparing an Optimally
[Formerly UNGR-1048]   Dispersible Lipid Blend.
EP Designated
Country of BMS-0347

BMS-0350               Denmark (via EPO) - Process for Preparing an Optimally
[Formerly UNGR-1049]   Dispersible Lipid Blend.
EP Designated
Country of BMS-0347

BMS-0351               Finland (via EPO) - Process for Preparing an Optimally
[Formerly UNGR-1050]   Dispersible Lipid Blend.
EP Designated
Country of BMS-0347


                           Attachment A, Page 9 of 27

Attachment A                                BMS-ImaRx Second Amendment Agreement

BMS-0352               France (via EPO) - Process for Preparing an Optimally
[Formerly UNGR-1051    Dispersible Lipid Blend.
EP Designated
Country of BMS-0347

BMS-0353               Great Britain (via EPO) - Process for Preparing an
[Formerly UNGR-1052]   Optimally Dispersible Lipid Blend.
EP Designated
Country of BMS-0347

BMS-0354               Germany (via EPO) - Process for Preparing an Optimally
[Formerly UNGR-1053]   Dispersible Lipid Blend.
EP Designated
Country of BMS-0347

BMS-0355               Greece (via EPO) - Process for Preparing an Optimally
[Formerly UNGR-1054]   Dispersible Lipid Blend.
EP Designated
Country of BMS-0347

BMS-0356               Ireland (via EPO) - Process for Preparing an Optimally
[Formerly UNGR-1055]   Dispersible Lipid Blend.
EP Designated
Country of BMS-0347

BMS-0357               Italy (via EPO) - Process for Preparing an Optimally
[Formerly UNGR-1056]   Dispersible Lipid Blend.
EP Designated
Country of BMS-0347

BMS-0358               Luxembourg (via EPO) - Process for Preparing an Optimally
[Formerly UNGR-1057]   Dispersible Lipid Blend.
EP Designated
Country of BMS-0347

BMS-0359               Monaco (via EPO) - Process for Preparing an Optimally
[Formerly UNGR-1058]   Dispersible Lipid Blend.
EP Designated
Country of BMS-0347


                           Attachment A, Page 10 of 27

Attachment A                                BMS-ImaRx Second Amendment Agreement

BMS-0360               Netherlands (via EPO) - Process for Preparing an
[Formerly UNGR-1059]   Optimally Dispersible Lipid Blend.
EP Designated
Country of BMS-0347

BMS-0361               Portugal (via EPO) - Process for Preparing an Optimally
[Formerly UNGR-1060]   Dispersible Lipid Blend.
EP Designated
Country of BMS-0347

BMS-0362               Spain (via EPO) - Process for Preparing an Optimally
[Formerly UNGR-1061]   Dispersible Lipid Blend.
EP Designated
Country of BMS-0347

BMS-0363               Sweden (via EPO) - Process for Preparing an Optimally
[Formerly UNGR-1062]   Dispersible Lipid Blend.
EP Designated
Country of BMS-0347

BMS-0364               Switzerland (via EPO) - Process for Preparing an
[Formerly UNGR-1063]   Optimally Dispersible Lipid Blend.
EP Designated
Country of BMS-0347

BMS-0400 FAMILY

DUP-0407               EPO - Application No. 97946447.6; Filed November 3, 1997
[Formerly UNGR-1237]   (via PCT/US97/19900). Novel Compositions of
FF of DUP-0399 and     Perfluorinated Ethers and the Like and Their Use as
DUP-0400               Contrast Media for Diagnostic Imaging and in Other
                       Applications.

DUP-0408               Austria (via EPO) - Novel Compositions of Perfluorinated
[Formerly UNGR-1238]   Ethers and the Like and Their Use as Contrast Media for
FF of DUP-0399 and     Diagnostic Imaging and in Other Applications.
DUP-0400

DUP-0409               Belgium (via EPO) - Novel Compositions of Perfluorinated
[Formerly UNGR-1239]   Ethers and the Like and Their Use as Contrast Media for
FF of DUP-0399 and     Diagnostic Imaging and in Other Applications.
DUP-0400


                           Attachment A, Page 11 of 27

Attachment A                                BMS-ImaRx Second Amendment Agreement

DUP-0410               Denmark (via EPO) - Novel Compositions of Perfluorinated
[Formerly UNGR-1240]   Ethers and the Like and Their Use as Contrast Media for
FF of DUP-0399 and     Diagnostic Imaging and in Other Applications.
DUP-0400

DUP-0411               Finland (via EPO) - Novel Compositions of Perfluorinated
[Formerly UNGR-1241]   Ethers and the Like and Their Use as Contrast Media for
FF of DUP-0399 and     Diagnostic Imaging and in Other Applications.
DUP-0400

DUP-0412               France (via EPO) - Novel Compositions of Perfluorinated
[Formerly UNGR-1242]   Ethers and the Like and Their Use as Contrast Media for
FF of DUP-0399 and     Diagnostic Imaging and in Other Applications.
DUP-0400

DUP-0413               Great Britain (via EPO) - Novel Compositions of
[Formerly UNGR-1243]   Perfluorinated Ethers and the Like and Their Use as
FF of DUP-0399 and     Contrast Media for Diagnostic Imaging and in Other
DUP-0400               Applications.

DUP-0414               Germany (via EPO) - Novel Compositions of Perfluorinated
[Formerly UNGR-1244]   Ethers and the Like and Their Use as Contrast Media for
FF of DUP-0399 and     Diagnostic Imaging and in Other Applications.
DUP-0400

DUP-0415               Greece (via EPO) - Novel Compositions of Perfluorinated
[Formerly UNGR-1245]   Ethers and the Like and Their Use as Contrast Media for
FF of DUP-0399 and     Diagnostic Imaging and in Other Applications.
DUP-0400

DUP-0416               Ireland (via EPO) - Novel Compositions of Perfluorinated
[Formerly UNGR-1246]   Ethers and the Like and Their Use as Contrast Media for
FF of DUP-0399 and     Diagnostic Imaging and in Other Applications.
DUP-0400

DUP-0417               Italy (via EPO) - Novel Compositions of Perfluorinated
[Formerly UNGR-1247]   Ethers and the Like and Their Use as Contrast Media for
FF of DUP-0399 and     Diagnostic Imaging and in Other Applications.
DUP-0400


                           Attachment A, Page 12 of 27

Attachment A                                BMS-ImaRx Second Amendment Agreement

DUP-0418               Luxembourg (via EPO) - Novel Compositions of
[Formerly UNGR-1248]   Perfluorinated Ethers and the Like and Their Use as
FF of DUP-0399         Contrast Media for Diagnostic Imaging and in Other
and DUP-0400           Applications.

DUP-0419               Monaco (via EPO) - Novel Compositions of Perfluorinated
[Formerly UNGR-1249]   Ethers and the Like and Their Use as Contrast Media for
FF of DUP-0399         Diagnostic Imaging and in Other Applications.
and DUP-0400

DUP-0420               Netherlands (via EPO) - Novel Compositions of
[Formerly UNGR-1250]   Perfluorinated Ethers and the Like and Their Use as
FF of DUP-0399         Contrast Media for Diagnostic Imaging and in Other
and DUP-0400           Applications.

DUP-0421               Portugal (via EPO) - Novel Compositions of Perfluorinated
[Formerly UNGR-1251]   Ethers and the Like and Their Use as Contrast Media for
FF of DUP-0399         Diagnostic Imaging and in Other Applications.
and DUP-0400

DUP-0422               Spain (via EPO) - Novel Compositions of Perfluorinated
[Formerly UNGR-1252]   Ethers and the Like and Their Use as Contrast Media for
FF of DUP-0399         Diagnostic Imaging and in Other Applications.
and DUP-0400

DUP-0423               Sweden (via EPO) - Novel Compositions of Perfluorinated
[Formerly UNGR-1253]   Ethers and the Like and Their Use as Contrast Media for
FF of DUP-0399         Diagnostic Imaging and in Other Applications.
and DUP-0400

DUP-0424               Switzerland (via EPO) - Novel Compositions of
[Formerly UNGR-1254]   Perfluorinated Ethers and the Like and Their Use as
FF of DUP-0399         Contrast Media for Diagnostic Imaging and in Other
and DUP-0400           Applications.


                           Attachment A, Page 13 of 27

Attachment A                                BMS-ImaRx Second Amendment Agreement

BMS-0139 FAMILY

BMS-0140               U.S. Serial No. 08/485,998; Filed June 7, 1995; Novel
[Formerly UNGR-0692]   Therapeutic Delivery Systems. Inventors: Evan C. Unger,
DIV of BMS-0139        Thomas Fritz, Terry Matsunaga, VaradaRajan Ramaswami,
                       David Yellowhair, Guanli Wu.

BMS-0141               PCT Publication WO 94/28874, published December 22, 1994
[Formerly UNGR-0483]   PCT/US94/05633; filed May 19, 1994. Novel Therapeutic
FF of BMS-0139         Delivery Systems. Inventors: Evan Unger, Thomas A. Fritz,
                       Terry Matsunaga, VaradaRajan Ramaswami, David Yellowhair, and Guanli Wu. Also claiming priority from UNGR-0343, U.S. Serial No. 159,674 filed 11/30/93 and U.S. Serial
                       No. 159,687 filed 11/30/93.

BMS-0142               Australia Patent No. AU 696056; Granted May 19, 1994.
[Formerly UNGR-0484]   Australia - Application No. 69537/94, Filed May 19, 1994
FF of BMS-0139         (via PCT/US94/05633 filed May 19, 1994). Novel
                       Therapeutic Delivery Systems. Inventors: Evan C. Unger,
                       Thomas A. Fritz, Terry Matsunaga, VaradaRajan Ramaswami,
                       David Yellowhair, and Guanli Wu.

BMS-0143               Canada Application No. 2,164,846; Filed May 19, 1994.
[Formerly UNGR-0485]   (via PCT/US94/05633 filed 5/19/94. Novel Therapeutic
FF of BMS-0139         Delivery Systems. Inventors: Evan Unger, Thomas A. Fritz,
                       Terry Matsunaga, VaradaRajan Ramaswami, David Yellowhair, and Guanli Wu.

BMS-0162               Japan - Application No. 501811/95 (PCT/US94/05633 filed
[Formerly UNGR-0504]   May 19, 1994). Novel Therapeutic Delivery Systems.
FF of BMS-0139         Inventors: Evan Unger, Thomas A. Fritz, Terry Matsunaga,
                       VaradaRajan Ramaswami, David Yellowhair, and Guanli Wu.

BMS-0467               Australia Patent No. 732440; Issued August 9, 2001.
[Formerly UNGR-1521]   Australia - Application No. 88406/98, Filed October 9,
DIV of UNGR-0484;      1998. Novel Therapeutic Delivery Systems. Inventors: Evan
FF of UNGR-0483;       C. Unger, Thomas A. Fritz, Terry Matsunaga, VaradaRajan
FF of BMS-0139         Ramaswami, David Yellowhair, and Guanli Wu.


                           Attachment A, Page 14 of 27

Attachment A                                BMS-ImaRx Second Amendment Agreement

BMS-0280 FAMILY

BMS-0280               U.S. Patent No. 5,997,898; Issued December 7, 1999. U.S.
[Formerly UNGR-0625]   Serial No. 08/465,868 filed June 6, 1995. Stabilized
                       Compositions of Fluorinated Amphiphiles as Contrast
                       Agents for Ultrasound.

BMS-0281               International Publication No. WO 96/07813; Published
[Formerly UNGR-0835]   December 12, 1996.
FF of BMS-0280         PCT - Application No. PCT/US96/07813; Filed May 28, 1996.
                       Gas Filled Liposomes and Gas Bubbles Coated with
                       Perfluorocarbon-Based Surfactants.

BMS-0282               Australia Patent No. 715681; Issued May 25, 2000.
[Formerly UNGR-0837]   Australia - Serial No. 715681 (formerly Application No.
FF of BMS-0280         59360/96; Filed May 28, 1996 (via PCT/US96/07813).
                       Gas Filled Liposomes and Gas Bubbles Coated with
                       Perfluorocarbon-Based Surfactants.

BMS-0284               China - Application No. 961 94248.7; Filed May 28, 1996
[Formerly UNGR-0839]   (via PCT/US96/07813). Gas Filled Liposomes and Gas
FF of BMS-0280         Bubbles Coated with Perfluorocarbon-Based Surfactants.

BMS-0285               EPO - Application No. 96916685.9; Filed May 28, 1996 (via
[Formerly UNGR-0840]   PCT/US96/07813). Gas Filled Liposomes and Gas Bubbles
FF of BMS-0280         Coated with Perfluorocarbon-Based Surfactants.

BMS-0286               Austria (via EPO) - Gas Filled Liposomes and Gas Bubbles
[Formerly UNGR-0841]   Coated with Perfluorocarbon-Based Surfactants
EP Designated
Country of
BMS-0285

BMS-0287               Belgium (via EPO). Gas Filled Liposomes and Gas Bubbles
[Formerly UNGR-0842]   Coated with Perfluorocarbon-Based Surfactants
EP Designated
Country of
BMS-0285


                           Attachment A, Page 15 of 27

Attachment A                                BMS-ImaRx Second Amendment Agreement

BMS-0288               Denmark (via EPO). Gas Filled Liposomes and Gas Bubbles
[Formerly UNGR-0843]   Coated with Perfluorocarbon-Based Surfactants
EP Designated
Country of BMS-0285

BMS-0289               France (via EPO). Gas Filled Liposomes and Gas Bubbles
[Formerly UNGR-0844]   Coated with Perfluorocarbon-Based Surfactants
EP Designated
Country of BMS-0285

BMS-0290               Great Britain (via EPO). Gas Filled Liposomes and Gas
[Formerly UNGR-0845]   Bubbles Coated with Perfluorocarbon-Based Surfactants
EP Designated
Country of BMS-0285

BMS-0291               Germany (via EPO). Gas Filled Liposomes and Gas Bubbles
[Formerly UNGR-0846]   Coated with Perfluorocarbon-Based Surfactants
FF or BMS-0280

BMS-0292               Greece (via EPO). Gas Filled Liposomes and Gas Bubbles
[Formerly UNGR-0847]   Coated with Perfluorocarbon-Based Surfactants
EP Designated
Country of BMS-0285

BMS-0293               Ireland (via EPO) - Gas Filled Liposomes and Gas Bubbles
[Formerly UNGR-0848]   Coated with Perfluorocarbon-Based Surfactants
EP Designated
Country of BMS-0285

BMS-0294               Italy (via EPO). Gas Filled Liposomes and Gas Bubbles
[Formerly UNGR-0849]   Coated with Perfluorocarbon-Based Surfactants
EP Designated
Country of BMS-0285

BMS-0295               Luxembourg (via EPO). Gas Filled Liposomes and Gas
[Formerly UNGR-0850]   Bubbles Coated with Perfluorocarbon-Based Surfactants
EP Designated
Country of BMS-0285


                           Attachment A, Page 16 of 27

Attachment A                                BMS-ImaRx Second Amendment Agreement

BMS-0296               Monaco (via EPO). Gas Filled Liposomes and Gas Bubbles
[Formerly UNGR-0851]   Coated with Perfluorocarbon-Based Surfactants
EP Designated
Country of BMS-0285

BMS-0297               Netherlands (via EPO). Gas Filled Liposomes and Gas
[Formerly UNGR-0852]   Bubbles Coated with Perfluorocarbon-Based Surfactants
EP Designated
Country of BMS-0285

BMS-0298               Portugal (via EPO). Gas Filled Liposomes and Gas Bubbles
[Formerly UNGR-0853]   Coated with Perfluorocarbon-Based Surfactants
EP Designated
Country of BMS-0285

BMS-0299               Spain (via EPO). Gas Filled Liposomes and Gas Bubbles
[Formerly UNGR-0854]   Coated with Perfluorocarbon-Based Surfactants
EP Designated
Country of BMS-0285

BMS-0300               Sweden (via EPO). Gas Filled Liposomes and Gas Bubbles
[Formerly UNGR-0855]   Coated with Perfluorocarbon-Based Surfactants
EP Designated
Country of BMS-0285

BMS-0301               Switzerland (via EPO). Gas Filled Liposomes and Gas
[Formerly UNGR-0856]   Bubbles Coated with Perfluorocarbon-Based Surfactants
EP Designated
Country of BMS-0285

BMS-0302               Japan - Application No. 500770/97; Filed May 28, 1996
[Formerly UNGR-0857]   (via PCT/US96/07813). Gas Filled Liposomes and Gas
FF of BMS-0280         Bubbles Coated with Perfluorocarbon-Based Surfactants.

BMS-0303               Finland (via EPO) - Gas Filled Liposomes and Gas Bubbles
[Formerly UNGR-0971]   Coated with Perfluorocarbon-Based Surfactants
EP Designated
Country of BMS-0285

BMS-0306 FAMILY

BMS-0307               U.S. Serial No. 09/218,660; Filed December 22, 1998.


                           Attachment A, Page 17 of 27

Attachment A                                BMS-ImaRx Second Amendment Agreement

[Formerly UNGR-1520]   Novel Targeted Compositions for Diagnostic and
                       Therapeutic Use.

BMS-0308               International Publication No. WO 96/40285; Published
[Formerly UNGR-0945]   December 19, 1996. PCT - Serial No. PCT/US96/09938; Filed
FF of BMS-0306         June 6, 1996. Novel Targeted Compositions for Diagnostic
                       and Therapeutic Use.

BMS-0309               China - Application No. 96 1 94499.4; Filed June 6, 1996
[Formerly UNGR-0946]   (via PCT/US96/09938). Novel Targeted Compositions for
FF of BMS-0306         Diagnostic and Therapeutic Use.

BMS-0310               Australia Patent No. 709562; Issued December 16, 1999.
[Formerly UNGR-0947]   Australia - Serial No. 709562 (formerly Application No.
FF of BMS-0306         62703/96); Filed June 6, 1996 (via PCT Serial No.
                       PCT/US96/09938). Novel Targeted Compositions for
                       Diagnostic and Therapeutic Use.

BMS-0311               Canada - Application No. 2,218,541; Filed June 6, 1996
[Formerly UNGR-0948]   (via PCT/US96/09938). Novel Targeted Compositions for
FF of BMS-0306         Diagnostic and Therapeutic Use.

BMS-0312               EPO - Application No. 96921486.5; Filed June 6, 1996 (via
[Formerly UNGR-0949]   PCT/US96/09938). Novel Targeted Compositions for
FF of BMS-0306         Diagnostic and Therapeutic Use.

BMS-0313               Austria (via EPO). Novel Targeted Compositions for
[Formerly UNGR-0950]   Diagnostic and Therapeutic Use.
EP Designated
Country of BMS-0312


                           Attachment A, Page 18 of 27

Attachment A                                BMS-ImaRx Second Amendment Agreement

BMS-0314               Belgium (via EPO). Novel Targeted Compositions for
[Formerly UNGR-0951]   Diagnostic and Therapeutic Use.
EP Designated
Country of BMS-0312

BMS-0315               Denmark (via EPO). Novel Targeted Compositions for
[Formerly UNGR-0952]   Diagnostic and Therapeutic Use.
EP Designated
Country of BMS-0312

BMS-0316               Finland (via EPO). Novel Targeted Compositions for
[Formerly UNGR-0953]   Diagnostic and Therapeutic Use.
EP Designated
Country of BMS-0312

BMS-0317               France (via EPO). Novel Targeted Compositions for
[Formerly UNGR-0954]   Diagnostic and Therapeutic Use.
EP Designated
Country of BMS-0312

BMS-0318               Great Britain (via EPO). Novel Targeted Compositions for
[Formerly UNGR-0955]   Diagnostic and Therapeutic Use.
EP Designated
Country of BMS-0312

BMS-0319               Germany (via EPO). Novel Targeted Compositions for
[Formerly UNGR-0956]   Diagnostic and Therapeutic Use.
EP Designated
Country of BMS-0312

BMS-0320               Greece (via EPO). Novel Targeted Compositions for
[Formerly UNGR-0957]   Diagnostic and Therapeutic Use.
EP Designated
Country of BMS-0312

BMS-0321               Ireland (via EPO). Novel Targeted Compositions for
[Formerly UNGR-0958]   Diagnostic and Therapeutic Use.
EP Designated
Country of BMS-0312


                           Attachment A, Page 19 of 27

Attachment A                                BMS-ImaRx Second Amendment Agreement

BMS-0322               Italy (via EPO). Novel Targeted Compositions for
[Formerly UNGR-0959]   Diagnostic and Therapeutic Use.
EP Designated
Country of BMS-0312

BMS-0323               Luxembourg (via EPO). Novel Targeted Compositions for
[Formerly UNGR-0960]   Diagnostic and Therapeutic Use.
EP Designated
Country of BMS-0312

BMS-0324               Monaco (via EPO). Novel Targeted Compositions for
[Formerly UNGR-0961]   Diagnostic and Therapeutic Use.
EP Designated
Country of BMS-0312

BMS-0325               Netherlands (via EPO). Novel Targeted Compositions for
[Formerly UNGR-0962]   Diagnostic and Therapeutic Use.
EP Designated
Country of BMS-0312

BMS-0326               Portugal (via EPO). Novel Targeted Compositions for
[Formerly UNGR-0963]   Diagnostic and Therapeutic Use.
EP Designated
Country of BMS-0312

BMS-0327               Spain (via EPO). Novel Targeted Compositions for
[Formerly UNGR-0964]   Diagnostic and Therapeutic Use.
EP Designated
Country of BMS-0312

BMS-0328               Sweden (via EPO). Novel Targeted Compositions for
[Formerly UNGR-0965]   Diagnostic and Therapeutic Use.
EP Designated
Country of BMS-0312

BMS-0329               Switzerland (via EPO). Novel Targeted Compositions for
[Formerly UNGR-0966]   Diagnostic and Therapeutic Use.
EP Designated
Country of BMS-0312


                           Attachment A, Page 20 of 27

Attachment A                                BMS-ImaRx Second Amendment Agreement

BMS-0330               Japan - Application No. 502099/97; Filed June 6, 1996
[Formerly UNGR-0967]   (via PCT/US96/09938). Novel Targeted Compositions for
FF of BMS-0306         Diagnostic and Therapeutic Use.

BMS-0463 FAMILY

BMS-0463               U.S. Serial No.09/243,640; Filed February 3, 1999. Novel
[Formerly UNGR-1550]   Methods of Imaging and Treatment with Targeted
                       Compositions.

BMS-0488               International Publication No. WO 00/45856; Published
FF of BMS-0463         August 10, 2000. PCT - Application No. PCT/US00/02620;
                       Filed February 2, 2000. Novel Methods of Imaging and
                       Treatment with Targeted Compositions.

BMS-0597               Australia Application No. 35866/00 (via PCT/US00/02620;
FF of BMS-0463;        Filed February 2, 2000). Novel Methods of Imaging and
BMS-0462               Treatment with Targeted Compositions. Inventors: Evan C.
                       Unger and Yunqiu Wu.

BMS-0598               Canada Application No. 2,362,200 (via PCT/US00/02620;
FF of BMS-0463;        Filed February 2, 2000). Novel Methods of Imaging and
BMS-0462               Treatment with Targeted Compositions. Inventors: Evan C.
                       Unger and Yunqiu Wu.

BMS-0599               EPO Application No. 00914480.9 (via PCT/US00/02620; Filed
FF of BMS-0463;        February 2, 2000). Novel Methods of Imaging and Treatment
BMS-0462               with Targeted Compositions. Inventors: Evan C. Unger and
                       Yunqiu Wu.

BMS-0600               Austria (via EPO). Novel Methods of Imaging and Treatment
FF of BMS-0463;        with Targeted Compositions. Inventors: Evan C. Unger and
BMS-0462               Yunqiu Wu.

BMS-0601               Belgium (via EPO). Novel Methods of Imaging and Treatment
FF of BMS-0463;        with Targeted Compositions. Inventors: Evan C. Unger and
BMS-0462               Yunqiu Wu.

BMS-0602               Cyprus (via EPO). Novel Methods of Imaging and Treatment
FF of BMS-0463;        with Targeted Compositions. Inventors: Evan C. Unger and
BMS-0462               Yunqiu Wu.


                           Attachment A, Page 21 of 27

Attachment A                                BMS-ImaRx Second Amendment Agreement

BMS-0603          Denmark (via EPO). Novel Methods of Imaging and Treatment with
FF of BMS-0463;   Targeted Compositions. Inventors: Evan C. Unger and Yunqiu Wu.
BMS-0462

BMS-0604          Finland (via EPO). Novel Methods of Imaging and Treatment with
FF of BMS-0463;   Targeted Compositions. Inventors: Evan C. Unger and Yunqiu Wu.
BMS-0462

BMS-0605          France (via EPO). Novel Methods of Imaging and Treatment with
FF of BMS-0463;   Targeted Compositions. Inventors: Evan C. Unger and Yunqiu Wu.
BMS-0462

BMS-0606          Great Britain (via EPO). Novel Methods of Imaging and
FF of BMS-0463;   Treatment with Targeted Compositions. Inventors: Evan C. Unger
BMS-0462          and Yunqiu Wu.

BMS-0607          Germany (via EPO). Novel Methods of Imaging and Treatment with
FF of BMS-0463;   Targeted Compositions. Inventors: Evan C. Unger and Yunqiu Wu.
BMS-0462

BMS-0608          Greece (via EPO). Novel Methods of Imaging and Treatment with
FF of BMS-0463;   Targeted Compositions. Inventors: Evan C. Unger and Yunqiu Wu.
BMS-0462

BMS-0609          Ireland (via EPO). Novel Methods of Imaging and Treatment with
FF of BMS-0463;   Targeted Compositions. Inventors: Evan C. Unger and Yunqiu Wu.
BMS-0462

BMS-0610          Italy (via EPO). Novel Methods of Imaging and Treatment with
FF of BMS-0463;   Targeted Compositions. Inventors: Evan C. Unger and Yunqiu Wu.
BMS-0462

BMS-0611          Luxembourg (via EPO). Novel Methods of Imaging and Treatment
FF of BMS-0463;   with Targeted Compositions. Inventors: Evan C. Unger and
BMS-0462          Yunqiu Wu.

BMS-0612          Monaco (via EPO). Novel Methods of Imaging and Treatment with
FF of BMS-0463;   Targeted Compositions. Inventors: Evan C. Unger and Yunqiu Wu.
BMS-0462


                           Attachment A, Page 22 of 27

Attachment A                                BMS-ImaRx Second Amendment Agreement

BMS-0613               Netherlands (via EPO). Novel Methods of Imaging and
FF of BMS-0463;        Treatment with Targeted Compositions. Inventors: Evan C.
BMS-0462               Unger and Yunqiu Wu.

BMS-0614               Portugal (via EPO). Novel Methods of Imaging and
FF of BMS-0463;        Treatment with Targeted Compositions. Inventors: Evan C.
BMS-0462               Unger and Yunqiu Wu.

BMS-0615               Spain (via EPO). Novel Methods of Imaging and Treatment
FF of BMS-0463;        with Targeted Compositions. Inventors: Evan C. Unger and
BMS-0462               Yunqiu Wu.

BMS-0616               Sweden (via EPO). Novel Methods of Imaging and Treatment
FF of BMS-0463;        with Targeted Compositions. Inventors: Evan C. Unger and
BMS-0462               Yunqiu Wu.

BMS-0617               Switzerland (via EPO). Novel Methods of Imaging and
FF of BMS-0463;        Treatment with Targeted Compositions. Inventors: Evan C.
BMS-0462               Unger and Yunqiu Wu.

BMS-0533 FAMILY

BMS-0538               Canada - Application No. 2,213,417 (via PCT Serial No.
[Formerly UNGR-0790]   PCT/US96/01474; Filed January 29, 1996). Novel Cationic
FF of BMS-0533         Lipids and The Use Thereof.

BMS-0539               China - Serial No. 96192058.0 (via PCT Serial No.
[Formerly UNGR-0791]   PCT/US96/01474; Filed January 29, 1996). Novel Cationic
FF of BMS-0533         Lipids and The Use Thereof.

BMS-0540               EPO- Serial No. 96905351.1 (via PCT Serial No.
[Formerly UNGR-0792]   PCT/US96/01474; Filed January 29, 1996). Novel Cationic
FF of BMS-0533         Lipids and The Use Thereof.

BMS-0541               Austria (via EPO). Novel Cationic Lipids and The Use
[Formerly UNGR-0793]   Thereof.
FF of BMS-0533

BMS-0542               Belgium (via EPO). Novel Cationic Lipids and The Use
[Formerly UNGR-0794]   Thereof.
FF of BMS-0533


                           Attachment A, Page 23 of 27

Attachment A                                BMS-ImaRx Second Amendment Agreement

BMS-0543               Denmark (via EPO). Novel Cationic Lipids and The Use
[Formerly UNGR-0795]   Thereof.
FF of BMS-0533

BMS-0544               France (via EPO). Novel Cationic Lipids and The Use
[Formerly UNGR-0796]   Thereof.
FF of BMS-0533

BMS-0545               Great Britain (via EPO). Novel Cationic Lipids and The
[Formerly UNGR-0797]   Use Thereof.
FF of BMS-0533

BMS-0546               Germany (via EPO). Novel Cationic Lipids and The Use
[Formerly UNGR-0798]   Thereof.
FF of BMS-0533

BMS-0547               Greece (via EPO). Novel Cationic Lipids and The Use
[Formerly UNGR-0799]   Thereof.
FF of BMS-0533

BMS-0548               Ireland (via EPO). Novel Cationic Lipids and The Use
[Formerly UNGR-0800]   Thereof.
FF of BMS-0533

BMS-0549               Italy (via EPO). Novel Cationic Lipids and The Use
[Formerly UNGR-0801]   Thereof.
FF of BMS-0533

BMS-0550               Luxembourg (via EPO). Novel Cationic Lipids and The Use
[Formerly UNGR-0802]   Thereof.
FF of BMS-0533

BMS-0551               Monaco (via EPO). Novel Cationic Lipids and The Use
[Formerly UNGR-0803]   Thereof.
FF of BMS-0533

BMS-0552               Netherlands (via EPO). Novel Cationic Lipids and The Use
[Formerly UNGR-0804]   Thereof.
FF of BMS-0533


                           Attachment A, Page 24 of 27

Attachment A                                BMS-ImaRx Second Amendment Agreement

BMS-0553               Portugal (via EPO). Novel Cationic Lipids and The Use
[Formerly UNGR-0805]   Thereof.
FF of BMS-0533

BMS-0554               Spain (via EPO). Novel Cationic Lipids and The Use
[Formerly UNGR-0806]   Thereof.
FF of BMS-0533

BMS-0555               Sweden (via EPO). Novel Cationic Lipids and The Use
[Formerly UNGR-0807]   Thereof.
FF of BMS-0533

BMS-0556               Switzerland (via EPO). Novel Cationic Lipids and The Use
[Formerly UNGR-0808]   Thereof.
FF of BMS-0533

BMS-0557               Japan - Application No. 525700/96 (via PCT Serial No.
[Formerly UNGR-0809]   PCT/US96/01474; Filed January 29, 1996). Novel Cationic
FF of BMS-0533         Lipids and The Use Thereof.

BMS-0558 FAMILY

BMS-0558               U.S. Serial No. 09/075,343; Filed May 11, 1998;
[Formerly UNGR-1338]   Confirmation No. 3547. Novel Acoustically Active Drug
Based on UNGR-1118     Delivery Systems. Inventor: Evan C. Unger.

BMS-0559               International Publication No. WO 98/51284; Published
[Formerly UNGR-1396]   November 19, 1998. PCT - PCT/US98/09569; Filed May 12,
FF of BMS-0558         1998. Novel Acoustically Active Drug Delivery Systems.
                       Inventor: Evan C. Unger.

BMS-0564               EPO Application No. 98926033.6 (via PCT/US98/09569; Filed
[Formerly UNGR-1401]   May 12, 1998) - Novel Acoustically Active Drug Delivery
FF of BMS-0558         Systems. Inventor: Evan C. Unger.

BMS-0565               Austria (via EPO) - Novel Acoustically Active Drug
[Formerly UNGR-1402]   Delivery Systems. Inventor: Evan C. Unger.
FF of BMS-0558


                           Attachment A, Page 25 of 27

Attachment A                                BMS-ImaRx Second Amendment Agreement

BMS-0566               Belgium (via EPO) - Novel Acoustically Active Drug
[Formerly UNGR-1403]   Delivery Systems. Inventor: Evan C. Unger.
FF of BMS-0558

BMS-0567               Cyprus (via EPO) - Novel Acoustically Active Drug
[Formerly UNGR-1404]   Delivery Systems. Inventor: Evan C. Unger.
FF of BMS-0558

BMS-0568               Denmark (via EPO) - Novel Acoustically Active Drug
[Formerly UNGR-1405]   Delivery Systems. Inventor: Evan C. Unger.
FF of BMS-0558

BMS-0569               Finland (via EPO) - Novel Acoustically Active Drug
[Formerly UNGR-1406]   Delivery Systems. Inventor: Evan C. Unger.
FF of BMS-0558

BMS-0570               France (via EPO) - Novel Acoustically Active Drug
[Formerly UNGR-1407]   Delivery Systems. Inventor: Evan C. Unger.
FF of BMS-0558

BMS-0571               Great Britain (via EPO) - Novel Acoustically Active Drug
[Formerly UNGR-1408]   Delivery Systems. Inventor: Evan C. Unger.
FF of BMS-0558

BMS-0572               Germany (via EPO) - Novel Acoustically Active Drug
[Formerly UNGR-1409]   Delivery Systems. Inventor: Evan C. Unger.
FF of BMS-0558

BMS-0573               Greece (via EPO) - Novel Acoustically Active Drug
[Formerly UNGR-1410]   Delivery Systems. Inventor: Evan C. Unger.
FF of BMS-0558

BMS-0574               Ireland (via EPO) - Novel Acoustically Active Drug
[Formerly UNGR-1411]   Delivery Systems. Inventor: Evan C. Unger.
FF of BMS-0558

BMS-0575               Italy (via EPO) - Novel Acoustically Active Drug Delivery
[Formerly UNGR-1412]   Systems. Inventor: Evan C. Unger.
FF of BMS-0558


                           Attachment A, Page 26 of 27

Attachment A                                BMS-ImaRx Second Amendment Agreement

BMS-0576               Luxembourg (via EPO) - Novel Acoustically Active Drug
[Formerly UNGR-1413]   Delivery Systems. Inventor: Evan C. Unger.
FF of BMS-0558

BMS-0577               Monaco (via EPO) - Novel Acoustically Active Drug
[Formerly UNGR-1414]   Delivery Systems. Inventor: Evan C. Unger.
FF of BMS-0558

BMS-0578               Netherlands (via EPO) - Novel Acoustically Active Drug
[Formerly UNGR-1415]   Delivery Systems. Inventor: Evan C. Unger.
FF of BMS-0558

BMS-0579               Portugal (via EPO) - Novel Acoustically Active Drug
[Formerly UNGR-1416]   Delivery Systems. Inventor: Evan C. Unger.
FF of BMS-0558

BMS-0580               Spain (via EPO) - Novel Acoustically Active Drug Delivery
[Formerly UNGR-1417]   Systems. Inventor: Evan C. Unger.
FF of BMS-0558

BMS-0581               Sweden (via EPO) - Novel Acoustically Active Drug
[Formerly UNGR-1418]   Delivery Systems. Inventor: Evan C. Unger.
FF of BMS-0558

BMS-0582               Switzerland (via EPO) - Novel Acoustically Active Drug
[Formerly UNGR-1419]   Delivery Systems. Inventor: Evan C. Unger.
FF of BMS-0558


                           Attachment A, Page 27 of 27

Attachment B                                BMS-ImaRx Second Amendment Agreement

                                  ATTACHMENT B

BMS-0596               U.S. Serial No. 09/901,934; Filed July 10, 2001. Gas
CON of BMS-0093        Filled Liposomes and their Use as Ultrasonic Contrast
                       Agents. Inventors: Evan C. Unger, Guanli Wu

BMS-0222               U.S. Serial No. 08/947,305; Filed October 8, 1997; Novel
[Formerly UNGR-1223]   Compositions of Lipids and Stabilizing Materials.
DIV of BMS-0221

BMS-0139               U.S. Patent No. 5,542,935; Issued August 6, 1996.
[Formerly UNGR-0348]   U.S. Serial No. 08/160,232; Filed November 30, 1993.
                       Novel Therapeutic Delivery Systems Related Applications.
                       Inventors: Evan C. Unger, Thomas A. Fritz, Terry
                       Matsunaga, VaradaRajan Ramaswami, David Yellowhair, and
                       Guanli Wu.


                            Attachment B, Page 1 of 1

Attachment C                                BMS-ImaRx Second Amendment Agreement

                                  ATTACHMENT C

UNGR-1600
DIV of BMS-0441 (formerly UNGR-1172)
U.S. Serial No. 09/813,484; Filed March 21, 2001
Novel Methods of Ultrasound Treatment Using Gas or Gaseous Precursor Filled Compositions

UNGR-1632
DIV of BMS-0558 (formerly UNGR-1338)
U.S. Serial No. ____________________; Filed February 27, 2002
Novel Acoustically Active Drug Delivery Systems

UNGR-1633
DIV of BMS-0309 (formerly UNGR-0968); FF of BMS-0306 (formerly UNGR-0944) China - Serial No. 02 1 05309.X; Filed February 22, 2002
Novel Targeted Compositions for Diagnostic and Therapeutic Use

UNGR-1634
DIV of BMS-0140 (formerly UNGR-0692); DIV of BMS-0139 (formerly UNGR-0348) U.S. Serial No. ____________________; Filed March 26, 2002
Novel Therapeutic Delivery Systems.


                            Attachment C, Page 1 of 1